                               LICENSE AGREEMENT


Date:    January 1, 1998

Re:      MULTIPLE BRANDS/PROPERTIES

This license agreement ("Agreement") is entered into by and between Disney Enterprises, Inc. ("Disney"), with a principal place of business at 500 South Buena Vista Street, Burbank, California 91521, and CROWN CRAFTS, INC. ("Licensee"), with its principal place of business at 1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia 30328. Disney and Licensee agree as follows:

1.       MEANING OF TERMS

         A. "LICENSED MATERIAL" means the graphic representations of the following:

                  Such characters and depictions of such characters, and such still scenes and accompanying design elements, as may be designated by Disney, from those Properties (as defined below) as are licensed hereunder and are the subject of separate written "Schedules" attached hereto, pursuant to such specifications as set forth in the applicable Schedule for each individual Property licensed hereunder. Said Schedules shall be numbered consecutively starting with
                  Schedule 1 for the first Property so licensed, subject to the terms of this Agreement, and each Schedule is hereby incorporated herein by reference as if fully set forth.

         B. "TRADEMARKS" means "WALT DISNEY", "DISNEY", the representations of Licensed Material included in Paragraph 1.A. above, and the brand name(s) and logo(s) of the Properties in which Licensed Material included in Paragraph 1.A. above appears, as are licensed hereunder, pursuant to the specifications stated in the applicable Schedule for each such licensed Property.

         C. "ARTICLES" means the items on or in connection with which the Licensed Material and/or the Trademarks are reproduced or used, and includes each and every stock keeping unit ("SKU") of each Article as are specified on the applicable Schedule for each Property licensed hereunder.

         D. "MINIMUM PER ARTICLE ROYALTY" means for each Article identified herein which is sold the sum indicated herein:

                              None.
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         E.       "TERM" of this Agreement means the period commencing as of
                  January 1, 1998, and ending upon the expiration of the latest Schedule entered into hereunder. The term applicable for each specific Property licensed hereunder shall be the period commencing as of the Effective Date and ending on the Termination Date stated on the applicable Schedule for each such Property.

         F. "TERRITORY" means the United States, United States PX's wherever located, and United States territories and possessions, excluding Puerto Rico, Guam, Commonwealth of Northern Mariana Islands and Palau. However, if sales are made to chain stores in the United States which have stores in Puerto Rico, such chain stores may supply Articles to such stores in Puerto Rico.

         G. "ROYALTIES" means a royalty in the amounts set forth below in Paragraphs 1.G.(1)(a) - (e) and Royalties shall be further governed by the provisions contained in Paragraphs 1.G.(2)-(6):

                  [*](1)

         H.       "NET INVOICED BILLINGS" means the following:

                  (1) actual invoiced billings (i.e., sales quantity multiplied by Licensee's selling price) for Articles sold, and all other receivables of any kind whatsoever, received in payment for the Articles, whether received by Licensee or any of Licensee's Affiliates, except as provided in Paragraph 1.H.(2), less "Allowable Deductions" as hereinafter defined.

                  (2)         The following are not part of Net Invoiced
                              Billings: invoiced charges for transportation of Articles within the Territory which are separately identified on the sales invoice, and sales taxes.

         I.       [*](2)

         J. "ROYALTY PAYMENT PERIOD" means each calendar monthly period during the Term and during the sell-off period, if granted.

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(1) Confidential portions omitted and filed separately with the Commission.

(2) Confidential portions omitted and filed separately with the Commission.
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         K.       "ADVANCE" means the non-refundable sum(s) stated in the
                  applicable Schedule for each Property, payable by the date(s) indicated therein, as an advance on Royalties to accrue in the period(s) stated in the applicable Schedule.

         L. "GUARANTEE" means the sum(s) which Licensee guarantees to pay as minimum Royalties on Licensee's cumulative sales of Articles for each Property as stated in the applicable Schedule attached hereto, in the calendar year increments stated in the subject Schedule. Any shortfall shall be payable at the end of the applicable calendar year. For any given Property, the Guarantee may be broken down into separate Guarantees for each of the individual product lines licensed thereunder.

         M. "SAMPLES" means six (6) samples of each SKU of each Article, from the first production run of each supplier of each SKU of each Article.

         N. "PROMOTION COMMITMENT" means the following sum(s) which Licensee agrees to spend in the following way(s):

                  [*](3)

         O. "MARKETING DATE" means the date(s) specified on the applicable Schedule for each Property by which the specified Article(s) shall be available for purchase by the public at the retail outlets authorized pursuant to Paragraph 2.A.

         P. "AFFILIATE" means, with regard to Licensee, any corporation or other entity which directly or indirectly controls, is controlled by, or is under common control with Licensee; with regard to Disney, "Affiliate" means any corporation or other entity which directly or indirectly controls, is controlled by, or is under common control with Disney. "Control" of an entity shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies of such entity, whether through ownership of voting securities, by contract or otherwise.

         Q. "LAWS" means any and all applicable laws, rules, and regulations, including but not limited to, local and national laws, rules and regulations, treaties, voluntary industry standards, association laws, codes or other obligations pertaining to the grant and exercise of the license granted herein and to any


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                  of Licensee's activities under this Agreement, including but not limited to those applicable to any tax, and to the manufacture, pricing, sale and/or distribution of the Articles.

         R. "RETAILER" means independent and chain retail outlets which have storefronts and business licenses, and which customers walk into, not up to; "WHOLESALER" means a seller of items to retailers, not consumers, and includes the term "distributor". The following do not qualify as authorized sales outlets for Articles under this Agreement under any circumstances: swap meets, flea markets, street peddlers, unauthorized kiosks, and the like.

         S. "MANUFACTURER" means any of Licensee's third-party manufacturers and suppliers (and their sub-manufacturers and suppliers) which reproduce or use the Licensed Material and/or Trademarks on Articles, or components thereof, and/or which assemble such Articles.

         T. "PROPERTIES" means any or all of the "Studio Properties" and the "Branded Properties" as defined below.

         U. "STUDIO PROPERTIES" means those Disney children-oriented studio properties (including children-oriented properties developed by Disney for ABC) released or introduced on or before December 31, 1999, from any source, including but not limited to books, feature films, television and home video, which receive Disney advertising and licensing support.

                  (1) The specific characters and Licensed Material licensed under any Studio Property shall be specified on the relevant Schedule for said Studio Property.

                  [*](4)

         V. "BRANDED PROPERTIES" means the children-oriented Disney copyrighted characters or properties not necessarily associated with a Studio Property, which include any and all Disney classic characters, the Disney Standard Characters and the Winnie the Pooh characters, and which may be licensed by Disney as either individual characters or as part of one or more merchandise programs or brands of merchandise. The specific characters and Licensed Material licensed under any Branded Property shall be specified on the relevant Schedule for said Branded Property.

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         W.       "SCHEDULE" means each separate "Schedule to License
                  Agreement" entered into between Disney and Licensee on a Property-by-Property basis, the terms of each of which are hereby incorporated herein by reference and made a part hereof as though fully set forth. The Schedule for each Property licensed hereunder shall state any and all contract terms as are specific to such Property.

2.       RIGHTS GRANTED

         A.       (1)      In consideration for Licensee's promise to pay and
                           Licensee's payment of all monetary obligations required hereunder, and Licensee's performance of all other obligations required of Licensee hereunder for each Property that becomes the subject of a separate Schedule entered into between Disney and Licensee, Disney grants Licensee the non-exclusive right, during the term of the relevant Schedule for each subject Property, and only within the Territory, to reproduce the subject Licensed
                           Material only on or in connection with the Articles, to use such specified Trademarks and uses thereof as may be approved when each SKU of the Articles is approved and only on or in connection with the Articles, and to manufacture, distribute for sale and sell the Articles as authorized by this Paragraph 2.A.

                  (2) Licensee will sell the Articles only to authorized customers in the Territory as specified in the relevant Schedule for the subject Property.

                  (3) Licensee may not sell the Articles by direct marketing methods, which includes but is not limited to, computer on-line selling, direct mail and door-to-door solicitation. Licensee may not sell the Articles to Retailers selling merchandise on a duty-free basis, or to Wholesalers for resale to such Retailers, unless such Retailer or Wholesaler has a then-current license agreement with Disney or any of Disney's Affiliates permitting it to make such duty-free sales.

                  (4) Licensee may sell the Articles to authorized customers for resale through the pre-approved mail order catalogs listed on the Catalog Schedules to this Agreement, and Licensee shall pay Royalties on such sales at the rate specified for Retailers in the applicable Schedule.

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                  (5)         All rights not expressly granted to Licensee
                              herein are reserved to Disney.

         B. Unless Disney consents in writing, Licensee shall not sell or otherwise provide Articles for use as premiums (including those in purchase-with- purchase promotions), promotions, give-aways, fund-raisers, or entries in sweepstakes, or through unapproved direct marketing methods, including but not limited to, home shopping television programs, or to customers for inclusion in another product. Licensee shall not sell Articles to any customer whose business methods are legally or ethically questionable. If Licensee wishes to sell the Articles to customers for resale through mail order catalogs other than those listed on the Catalog Schedules hereto, Licensee must obtain Disney's prior written consent in each instance. However, Licensee may solicit orders by mail from those Retailers authorized pursuant to the applicable Schedule for the subject Property, and Licensee may sell to Retailers which sell predominantly at retail, but which include the Articles in their mail order catalogs, or otherwise sell Articles by direct marketing methods as well as at retail.

         C. The prohibition of computer on-line selling referenced in Paragraph 2.A. includes, but is not limited to, the display, promotion or offering of Articles in or on any on-line venues (e.g. Websites), except as specifically permitted in the next two sentences. Articles approved by Disney may be displayed and promoted on Disney-controlled on-line venues, only within the Territory. In addition, Articles approved by Disney may be displayed and promoted on Licensee's own on-line venue, and may be displayed, promoted and sold on authorized Retailers' on-line venues, subject to Disney's applicable policies and guidelines; however, Licensee must obtain Disney's prior written approval of all creative and editorial elements of such uses, in accordance with the provisions of Paragraph 7 of this Agreement.

         D. Unless Disney consents in writing, Licensee shall not give away or donate Articles to Licensee's accounts or other persons for the purpose of promoting sales of Articles, except for minor quantities or samples which are not for onward distribution.

         E. Nothing contained herein shall preclude Licensee from selling Articles to Disney or to any of Disney's Affiliates, or to Licensee's or Disney's employees, subject to the payment to Disney of Royalties on such sales.

         F. Disney further grants Licensee the right to reproduce the Licensed Material and to use the approved Trademarks, only within the Territory, during the

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                  term of the relevant Schedule for each subject Property, on containers, packaging and display material for the Articles, and in advertising for the Articles.

         G. Nothing contained in this Agreement shall be deemed to imply any restriction on Licensee's freedom and that of Licensee's customers to sell the Articles at such prices as Licensee or they shall determine.

         H. Licensee recognizes and acknowledges the vital importance to Disney of the characters and other proprietary material Disney owns and creates, and the association of the Disney name with them. In order to prevent the denigration of Disney's products and the value of their association with the Disney name, and in order to ensure the dedication of Licensee's best efforts to preserve and maintain that value, Licensee agrees that, during the Term and any extension hereof, Licensee will not manufacture or distribute any merchandise embodying or bearing any artwork or other representation which Disney determines, in Disney's reasonable discretion, is confusingly similar to Disney's characters or other proprietary material.

         I. During the Term, and within the Territory, in order to ensure Licensee's complete company-wide and highly focused commitment to marketing and promoting the Articles and the Disney Properties licensed hereunder, Licensee agrees that neither Licensee nor its Affiliates will enter into any license agreement during the Term for any other studio properties, or characters therefrom, including but not limited to book properties, classic characters, television properties or major motion picture properties, whether live action or animated, if such license agreement(s) has significant merchandising potential, as determined by Disney in its absolute discretion. [*](5)

3.       ADVANCE

         A. Licensee agrees to pay the Advance, which shall be on account of Royalties to accrue during the term for the relevant Schedule for each subject Property only, and only with respect to sales in the Territory; provided, however, that if any part of the Advance is specified as applying to any period less than the entire term of the subject Schedule, such part shall be on account of Royalties to accrue during such lesser period only. If said Royalties should be less than the Advance, no part of the Advance shall be repayable.



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         B.       Royalties accruing during any sell-off period or extension of the Term or any term of any relevant Schedule shall not be offset against the Advance for any given Property unless otherwise agreed in writing. Royalties accruing during any extension of the Term or any other term shall be offset only against an advance paid with respect to such extended term.

         C. In no event shall Royalties accruing by reason of any sales to Disney or any of Disney's Affiliates or by reason of sales outside the Territory pursuant to a distribution permission be offset against the Advance for any given Property or any subsequent advance.

4.       GUARANTEE

         A. Licensee shall, with Licensee's statement for each Royalty Payment Period ending on a date indicated in Paragraph 1.L. hereof defining "Guarantee," or upon termination if the Agreement or the relevant Schedule for the subject Property is terminated prior to the end of the Term or the stated term of such Schedule, as applicable, pay Disney the amount, if any, by which cumulative Royalties paid with respect to sales in the Territory during any period or periods covered by the Guarantee provision, or any Guarantee provision contained in any agreement extending the term hereof, fall short of the amount of the Guarantee for such period.

         B. Advances for a Property applicable to Royalties due on sales in the period to which the Guarantee for said Property relates apply towards meeting the Guarantee for that Property.

         C. In no event shall Royalties paid with respect to sales to Disney or to any of Disney's Affiliates, or with respect to sales outside the Territory pursuant to a distribution permission, apply towards the meeting of any Guarantee or any subsequent guarantee.

5.       PRE-PRODUCTION APPROVALS

         A. As early as possible, and in any case before commercial production of any Article, Licensee shall submit to Disney for Disney's review and written approval (to utilize such materials in preparing a pre-production sample) all concepts, all preliminary and proposed final artwork, and all three-dimensional models which are to appear on or in any and all SKUs of the Article. Thereafter, Licensee shall submit to Disney for Disney's written approval a pre-production sample of each SKU of each Article. Disney shall endeavor to respond to such requests within a reasonable time, but such
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                  approvals should be sought as early as possible in case of delays. In addition to the foregoing, as early as possible, and in any case no later than sixty (60) days following written conceptual approval, Licensee shall supply to Disney for Disney's use for internal purposes, a mock-up, prototype or pre-production sample of each SKU of each Article on or in connection with which the Licensed Material is used. Licensee acknowledges that Disney may not approve concepts or artwork submitted near the end of the term of the relevant Schedule for the subject Property. Any pre-production approval Disney may give will not constitute or imply a representation or belief by Disney that such materials comply with any applicable Laws.

         B. Approval or disapproval shall lie solely in Disney's discretion, and any SKU of any Article not so approved in writing shall be deemed unlicensed and shall not be manufactured or sold. If any unapproved SKU of any Article is being sold, Disney may, together with other remedies available to Disney, including but not limited to, immediate termination of this Agreement, by written notice require such SKU of such Article to be immediately withdrawn from the market. Any modification of any SKU of an Article, including, but not limited to, change of materials, color, design or size of the representation of Licensed Material must be submitted in advance for Disney's written approval as if it were a new SKU of an Article. Approval of any SKU of an Article which uses particular artwork does not imply approval of such artwork for use with a different Article. The fact that artwork has been taken from a Disney publication or a previously approved Article does not mean that its use will necessarily be approved in connection with an Article licensed hereunder.

         C. If Licensee submits for approval artwork from an article or book manufactured or published by another licensee of Disney's or of any of Disney's Affiliates, Licensee must advise Disney in writing of the source of such artwork. If Licensee fails to do so, any approval which Disney may give for use by Licensee of such artwork may be withdrawn by giving Licensee written notice thereof, and Licensee may be required by Disney not to sell Articles using such artwork.

         D. Licensee is responsible for the consistent quality and safety of the Articles and their compliance with applicable Laws. Disney will not unreasonably object to any change in the design of an Article or in the materials used in the manufacture of the Article or in the process of manufacturing the Articles which Licensee advises Disney in writing is intended to make the Article safer or more durable.

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         E.       If Disney has supplied Licensee with forms for use in
                  applying for approval of artwork, models, pre-production and production samples of Articles, Licensee shall use such forms when submitting anything for Disney's approval.

         F. Disney may, in its absolute discretion, waive some or all of the foregoing approval requirements upon written notice to Licensee.

         G. If and as applicable, the likenesses and product application of the characters used on or in connection with the Articles are subject to any third party approvals Disney deems necessary to obtain. Disney will act as the liaison with such third parties during the approval process.

6.       APPROVAL OF PRODUCTION SAMPLES

         A. Unless advised by Disney in writing that Disney does not need to approve any given production sample(s), before shipping an Article to any customer, Licensee agrees to furnish to Disney, from the first production run of each supplier of each of the Articles, for Disney's approval of all aspects of the Article in question, the number of Samples with packaging which is hereinabove set forth, which shall conform to the approved artwork, three- dimensional models and pre-production sample. Approval or disapproval of the artwork as it appears on any SKU of the Article, as well as of the quality of the Article, shall lie in Disney's sole discretion and may, among other things, be based on unacceptable quality of the artwork or of the Article as manufactured. Any SKU of any Article not so approved shall be deemed unlicensed, shall not be sold and, unless otherwise agreed by Disney in writing, shall be destroyed. Such destruction shall be attested to in a certificate signed by one of Licensee's officers. Production samples of Articles for which Disney has approved a pre-production sample shall be deemed approved, unless within twenty (20) days of Disney's receipt of such production sample Disney notifies Licensee to the contrary. Any approval of a production sample attributable to Disney will not constitute or imply a representation or belief by Disney that such production sample complies with any applicable Laws.

         B. Licensee agrees to make available at no charge such additional samples of any or all SKUs of each Article as Disney may from time to time reasonably request for the purpose of comparison with earlier samples, or for Disney's anti-piracy efforts, or to test for compliance with applicable Laws, and to permit Disney to inspect Licensee's manufacturing operations and testing
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                  records (and those of Licensee's Manufacturers) for the
                  Articles in accordance with Paragraphs 11 and 24.

         C. Licensee acknowledges that Disney may disapprove any SKU of an Article or a production run of any SKU of an Article because the quality is unacceptable to Disney, and accordingly, Disney recommends that Licensee submit production samples to Disney for approval before committing to a large original production run or to purchase a large shipment from a new supplier.

         D. No modification of an approved production sample shall be made without Disney's further prior written approval. All SKUs of Articles being sold must conform in all respects to the approved production sample. It is understood that if in Disney's reasonable judgment the quality of any SKU of an Article originally approved has deteriorated in later production runs, or if the SKU has otherwise been altered, Disney may, in addition to other remedies available to Disney, by written notice require such SKU of the Article to be immediately withdrawn from the market.

         E. Licensee is authorized to sell Articles which do not meet the quality standards of approved samples provided that such Articles are clearly marked "irregular" and provided they have Licensee's uncut label on them. Such sales shall be reported separately and the quantity of any Articles sold as an irregular shall not exceed [*]6of the total of such Article sold during the Term. All other Articles not meeting the standard of approved samples shall be destroyed or all Licensed Material and Trademarks shall be removed or obliterated therefrom. If Licensee sells "irregulars" in excess of the [*]7 limit set forth above, without limiting Disney's remedies hereunder, Licensee agrees to pay Disney Royalties on such sales as if such sales were regular sales at Licensee's normal selling price for Articles. In the event that Licensee is authorized to sell roll stock fabric as a supplier to any other Disney licensee, Licensee shall not be permitted, under any circumstances, to sell irregular roll stock fabric.

         F. Licensee shall only be entitled to sell and distribute irregulars through those Retailers expressly approved by Disney, said sales to be made in accordance with non-price terms and conditions specified by Disney.

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   (7) Confidential portions omitted and filed separately with the Commission.

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                  Accordingly, prior to selling and/or distributing any
                  irregulars to an authorized Retailer, Licensee shall provide Disney with such information as Disney may request, to allow Disney to determine whether such Retailer(s) have, in Disney's absolute discretion, sufficient standards of quality and a general business reputation acceptable to Disney. Licensee shall provide all available information to Disney when requesting approval of a potential Retailer of irregulars. Disney shall have the right, in its absolute discretion, to revoke any approval previously made with respect to a Retailer of irregulars.

         G. Articles may be classified as "irregulars" if there is an irregularity (e.g., minor snag) in the fabric, but no "seconds" or unsafe Articles may be sold whatsoever. In addition, Articles flawed in the way in which the Licensed Material is applied or depicted due to defective inking, printing, coloring, etc., of the Licensed Material may not be sold as "irregulars" pursuant to the foregoing, and instead must be immediately destroyed (such destruction to be attested to in a certificate signed by one of Licensee's officers.)

         H. Licensee is responsible for the consistent quality and safety of the Articles and their compliance with applicable Laws. Disney will not unreasonably object to any change in the design of an Article or in the materials used in the manufacture of the Article or in the process of manufacturing the Articles which Licensee advises Disney in writing is intended to make the Article safer or more durable.

         I. Disney shall have the right, by written notice to Licensee, to require modification of any SKU of any Article approved by Disney under this or any previous agreement between the parties pertaining to Licensed Material. Likewise, if the Term of this Agreement is extended by mutual agreement, Disney shall have the right, by written notice to Licensee, to require modification of any SKU of any Article approved by Disney under this Agreement. It is understood that there is no obligation upon either party to extend the Agreement.

         J. If Disney notifies Licensee of a required modification under Paragraph 6.I. with respect to any SKU of a particular Article, such notification shall advise Licensee of the nature of the changes required, and Licensee shall not accept any order for any such Article until the subject SKU has been resubmitted to Disney with such changes and Licensee has received Disney's written approval of the Article as modified. However, Licensee may continue to distribute Licensee's inventory of the previously approved Articles until such inventory is exhausted (unless such Articles are
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                  dangerously defective or are alleged to be violative of any third party rights, as determined by Disney).

         K. Upon Disney's request, Licensee agrees to give Disney written notice of the first ship date for each Article.

         L. If Disney has inadvertently approved a concept, pre-production sample, or production sample of a product which is not included in the Articles under this Agreement, or if Disney has inadvertently approved an Article using artwork and/or trademarks not included in the Agreement, such approval may be revoked at any time without any obligation whatsoever on Disney's part to Licensee. Any such product as to which Disney's approval is revoked shall be deemed unauthorized and shall not be distributed or sold by or for Licensee.

7.       APPROVAL OF PACKAGING, PROMOTIONAL
         MATERIAL, AND ADVERTISING

         A. All containers, packaging, display material, promotional material, catalogs, and all advertising, including but not limited to, television advertising and press releases, for Articles must be submitted to Disney and receive Disney's written approval before use. To avoid unnecessary expense if changes are required, Disney's approval thereof should be procured when such is still in rough or storyboard format. Disney shall endeavor to respond to requests for approval within a reasonable time. Approval or disapproval shall lie in Disney's sole discretion, and the use of unapproved containers, packaging, display material, promotional material, catalogs or advertising is prohibited. Disney's approval of any containers, packaging, display material, promotional material, catalogs or advertising under this Agreement will not constitute or imply a representation or belief by Disney that such materials comply with any applicable Laws. Whenever Licensee prepares catalog sheets or other printed matter containing illustrations of Articles, Licensee will furnish to Disney five (5) copies thereof when they are published.

         B. If Disney has supplied Licensee with forms for use in applying for approval of materials referenced in this Paragraph 7, Licensee shall use such forms when submitting anything for Disney's approval.

         C. Disney has designed character artwork and/or a brand name logo(s) to be used by all licensees in connection with the packaging of all merchandise using the Licensed Material, and, if applicable, on hang tags and garment

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                  labels for such merchandise. Disney will supply Licensee with reproduction artwork thereof, and Licensee agrees to use such artwork and/or logo(s) on the packaging of the Articles, and, if applicable, on hang tags and garment labels, which Licensee will have printed and attached to each Article at Licensee's cost. Disney recommends that Licensee source the hang tags and garment labels from Disney's authorized manufacturer (if any) of pre-approved hang tags and garment labels, the name of which will be provided to Licensee upon request. However, Licensee may use another manufacturer for the required hang tags and garment labels if the hang tags and garment labels manufactured are of equivalent quality and are approved by Disney in accordance with Disney's usual approval process.

8.       ARTWORK

         Licensee shall pay Disney, within thirty (30) days of receiving an invoice therefor, for Style Guides and for artwork done at Licensee's request by Disney or third parties under contract to Disney in the development and creation of Articles, display, packaging or promotional material (including any artwork which in Disney's opinion is necessary to modify artwork initially prepared by Licensee and submitted to Disney for approval, subject to Licensee's prior written approval) at Disney's then prevailing commercial art rates. Estimates of artwork charges are available upon request. While Licensee is not obligated to utilize the services of Disney's Art Department, Licensee is encouraged to do so in order to minimize delays which may occur if outside artists do renditions of Licensed Material which Disney cannot approve and to maximize the attractiveness of the Articles. Artwork will be returned to Licensee by overnight courier, at Licensee's cost (unless other arrangements are made).

9.       PRINT, RADIO OR TV ADVERTISING

         Licensee will obtain all approvals necessary in connection with print, radio or television advertising, if any, which Disney may authorize. Licensee represents and warrants that all advertising and promotional materials shall comply with all applicable Laws. Disney's approval of copy or storyboards for such advertising will not constitute or imply a representation or belief by Disney that such copy or storyboards comply with any applicable Laws. This Agreement does not grant Licensee any rights to use the Licensed Material in animation. Licensee may not use any animation or live action footage from the Property from which the Licensed Material comes without Disney's prior written approval in each instance. In the event Disney approves the use of film clips of the Property from which the Licensed Material comes, for use in a television commercial, Licensee shall be responsible for any re-use fees which may be applicable, including SAG payments

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         for talent. No reproduction of the film clip footage shall be made except for inclusion, as approved by Disney, in such commercial and there shall be no modifications of the film clip footage. All film clip footage shall be returned to Disney immediately after its inclusion in such commercial. Disney shall have the right to prohibit Licensee from advertising the Articles by means of television and/or billboards. Such right shall be exercised within Disney's absolute discretion, including without limitation for reasons of overexposure of the Licensed Material.

10.      LICENSEE NAME AND ADDRESS ON ARTICLES

         A. Licensee's name, trade name (or Licensee's trademark which Licensee has advised Disney in writing that Licensee is using) and Licensee's address (at least city and state) will appear on permanently affixed labeling on each Article or, if the Article is sold to the public in packaging or a container, printed on such packaging or a container so that the public can identify the supplier of the Article. On soft goods "permanently affixed" shall mean sewn on; however, permanently affixed stick-on labeling will be acceptable on certain Articles as approved by Disney. RN numbers do not constitute a sufficient label under this paragraph.

         B. Licensee shall advise Disney in writing of all trade names or trademarks Licensee wishes to use on Articles being sold under this license. Licensee may sell the Articles only under mutually agreed upon trade names or trademarks.

11.      COMPLIANCE WITH APPROVED SAMPLES AND
         APPLICABLE LAWS AND STANDARDS

         A. Licensee covenants that each Article and component thereof distributed hereunder shall be of good quality and free of defects in design, materials and workmanship, and shall comply with all applicable Laws, and such specifications, if any, as may have been specified in connection with this Agreement (e.g., Disney's Apparel Performance Specification Manual, if the Articles are items of apparel), and shall conform to the Sample thereof approved by Disney. Licensee covenants that it will comply with all applicable Laws in performing this Agreement, including but not limited to, those pertaining to the manufacture, pricing, sale and distribution of the Articles.

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         B.       Without limiting the foregoing, Licensee covenants on behalf of Licensee's own manufacturing facilities, and agrees to require all Manufacturers to covenant by signing the Consent/Manufacturer's Agreement (referenced in Paragraph
                  24), as follows:

                  (1) Licensee and the Manufacturers agree not to use child labor in the manufacturing, packaging or distribution of Disney merchandise. The term "child" refers to a person younger than the local legal minimum age for employment or the age for completing compulsory education, but in no case shall any child younger than fifteen (15) years of age (or fourteen (14) years of age where local law allows) be employed in the manufacturing, packaging or distribution of Disney merchandise. Licensee and the Manufacturers employing young persons who do not fall within the definition of "children" agree also to comply with any Laws applicable to such persons.

                  (2) Licensee and the Manufacturers agree only to employ persons whose presence is voluntary. Licensee and the Manufacturers agree not to use any forced or involuntary labor, whether prison, bonded, indentured or otherwise.

                  (3) Licensee and the Manufacturers agree to treat each employee with dignity and respect, and not to use corporal punishment, threats of violence, or other forms of physical, sexual, psychological or verbal harassment or abuse.

                  (4) Unless required by applicable Laws to treat a specific group of employees differently, Licensee and the Manufacturers agree not to discriminate in hiring and employment practices, including salary, benefits, advancement, discipline, termination, or retirement, on the basis of race, religion, age, nationality, social or ethnic origin, sexual orientation, gender, political opinion or disability.

                  (5) Licensee and the Manufacturers recognize that wages are essential to meeting employees' basic needs. Licensee and Manufacturers agree to comply, at a minimum, with all applicable wage and hour Laws, including minimum wage, overtime, maximum hours, piece rates and other elements of compensation, and to provide legally mandated benefits. If local Laws do not provide for overtime pay, Licensee and

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                              Manufacturers agree to pay at least regular wages
                              for overtime work. Except in extraordinary business circumstances, Licensee and the Manufacturers will not require employees to work more than the lesser of (a) 48 hours per week and 12 hours overtime or (b) the limits on regular and overtime hours allowed by local law, or, where local law does not limit the hours of work, the regular work week in such country plus 12 hours overtime. In addition, except in extraordinary business circumstances, employees will be entitled to at least one day off in every seven-day period. Licensee and the Manufacturers agree that, where local industry standards are higher than applicable legal requirements, they will meet the higher standards.

                  (6) Licensee and the Manufacturers agree to provide employees with a safe and healthy workplace in compliance with all applicable Laws, ensuring, at a minimum, reasonable access to potable water and sanitary facilities, fire safety, and adequate lighting and ventilation. Licensee and the Manufacturers also agree to ensure that the same standards of health and safety are applied in any housing they provide for employees. Licensee and the Manufacturers agree to provide Disney with all information Disney may request about manufacturing, packaging and distribution facilities for the Articles.

                  (7) Licensee and the Manufacturers agree to respect the rights of employees to associate, organize and bargain collectively in a lawful and peaceful manner, without penalty or interference, in accordance with applicable Laws.

                  (8) Licensee and the Manufacturers agree to comply with all applicable environmental Laws.

                  (9) Licensee and the Manufacturers agree to comply with all applicable Laws, including those pertaining to the manufacture, pricing, sale and distribution of the Articles.

                  (10) Licensee and the Manufacturers agree that Disney and its designated agents (including third parties) may engage in monitoring activities to confirm compliance with this Paragraph 11, including unannounced on-site inspections of manufacturing, packaging and distribution facilities, and employer-provided housing, such inspections to include reviews of books and

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                              records relating to employment matters and
                              private interviews with employees. Licensee and the Manufacturers agree to maintain on site all documentation necessary to demonstrate compliance with this Paragraph 11. Licensee agrees to promptly reimburse Disney for the actual costs of inspections performed pursuant to this Paragraph 11 when any of Licensee's manufacturing facilities or any Manufacturer does not pass the inspection(s).

                  (11) Licensee and the Manufacturers agree to take appropriate steps to ensure that the provisions of this Code of Conduct are communicated to employees, including the prominent posting of a copy of the Code of Conduct for Manufacturers (copy attached) in the local language and in a place readily accessible to employees at all times.

         C. Licensee agrees to take appropriate steps, in consultation with Disney, to develop, implement and maintain procedures to evaluate and monitor the Manufacturers it uses to manufacture the Articles or components thereof, and to ensure compliance with Paragraph 11.B., including but not limited to, unannounced on-site inspections of manufacturing, packaging and distribution facilities and employer-provided housing, reviews of books and records relating to employment matters and private interviews with employees.

         D. Both before and after Licensee puts Articles on the market, Licensee shall follow reasonable and proper procedures for testing that Articles comply with all applicable product safety Laws, and shall permit Disney's designees to inspect testing, manufacturing and quality control records and procedures and to test the Articles for compliance with product safety and other applicable Laws. Licensee agrees to promptly reimburse Disney for the actual costs of such testing. Licensee shall also give due consideration to any recommendations by Disney that Articles exceed the requirements of applicable Laws. Articles not manufactured, packaged or distributed in accordance with applicable Laws shall be deemed unapproved, even if previously approved by Disney, and shall not be shipped unless and until they have been brought into full compliance therewith.

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12.      DISNEY OWNERSHIP OF ALL RIGHTS IN LICENSED MATERIAL

         Licensee acknowledges that the copyrights and all other proprietary rights in and to Licensed Material are exclusively owned by and reserved to Disney, or its licensors if applicable to any Property. Licensee shall neither acquire nor assert copyright ownership or any other proprietary rights in the Licensed Material or in any derivation, adaptation, variation or name thereof. Without limiting the foregoing, Licensee hereby assigns to Disney all Licensee's worldwide right, title and interest in the Licensed Material and in any material objects consisting of or to the extent that they incorporate drawings, paintings, animation cels, or sculptures of Licensed Material, or other adaptations, compilations, collective works, derivative works, variations or names of Licensed Material, heretofore or hereafter created by or for Licensee or any of Licensee's Affiliates. All such new materials shall be included in the definition of "Licensed Material" under this Agreement. If any third party makes or has made any contribution to the creation of any new materials which are included in the definition of Licensed Material under this Paragraph 12, Licensee agrees to obtain from such party a full assignment of rights so that the foregoing assignment by Licensee shall vest full rights to such new materials in Disney. Licensee further covenants that any such new materials created by Licensee or by any third party Licensee has engaged are original to Licensee or such third party and do not violate the rights of any other person or entity; this covenant regarding originality shall not extend to any materials Disney supplies to Licensee, but does apply to all materials Licensee or Licensee's third party contractors may add thereto.

13.      COPYRIGHT NOTICE

         As a condition to the grant of rights hereunder, each Article and any other matter containing Licensed Material shall bear a properly located permanently affixed copyright notice in Disney's name (e.g., "C Disney"), or such other notice as Disney specifies to Licensee in writing. Licensee will comply with such instructions as to form, location and content of the notice as Disney may give from time to time. Licensee will not, without Disney's prior written consent, affix to any Article or any other matter containing Licensed Material a copyright notice in any other name. If through inadvertence or otherwise a copyright notice on any Article or other such matter should appear in Licensee's name or the name of a third party, Licensee hereby agrees to assign to Disney the copyright represented by any such copyright notice in Licensee's name and, upon request, cause the execution and delivery to Disney of whatever documents are necessary to convey to Disney that copyright represented by any such copyright notice. If by inadvertence a proper copyright notice is omitted from any Article or other matter containing Licensed Material, Licensee agrees at Licensee's expense to use all

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         reasonable efforts to correct the omission on all such Articles or other matter in process of manufacture or in distribution. Licensee agrees to advise Disney promptly and in writing of the steps being taken to correct any such omission and to make the corrections on existing Articles which can be located.

14.      NON-ASSOCIATION OF OTHER FANCIFUL
         CHARACTERS WITH LICENSED MATERIAL

         To preserve Disney's identification with Disney's characters and to avoid confusion of the public, Licensee agrees not to associate other characters or licensed properties with the Licensed Material or the Trademarks either on the Articles or in their packaging, or, without Disney's written permission, on advertising, promotional or display materials. If Licensee wishes to use a character which constitutes Licensee's trademark on the Articles or their packaging, or otherwise in connection with the Articles, Licensee agrees to obtain Disney's prior written permission.

15.      ACTIVE MARKETING OF ARTICLES

         Licensee agrees to manufacture (or have manufactured for Licensee) and actively offer for sale all the Articles and to actively exercise the rights granted herein. Licensee agrees that by the Marketing Date applicable to a particular Article or, if such a date is not specified in Paragraph 1.O., by six (6) months from the commencement of the term of the applicable Schedule or the date of any applicable amendment, shipments to customers of such Article will have taken place in sufficient time that such Article shall be available for purchase in commercial quantities by the public at the retail outlets in all distribution channels authorized pursuant to Paragraph 2.A. In any case in which such sales have not taken place or when the Article is not then and thereafter available for purchase in commercial quantities by the public, Disney may either invoke Disney's remedies under Paragraph 28, or withdraw such Article from the list of Articles licensed in this Agreement, or withdraw the applicable distribution channel, or withdraw such Article from the applicable Schedule, without obligation to Licensee other than to give Licensee written notice thereof.

16.      PROMOTION COMMITMENT

         Licensee agrees to carry out the Promotion Commitment, if any, as defined in Paragraph 1.N.

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17.      TRADEMARK RIGHTS AND OBLIGATIONS

         A. All uses of the Trademarks by Licensee hereunder shall inure to Disney's benefit. Licensee acknowledges that Disney (or its licensors, if applicable) is the exclusive owner of all the Trademarks, and of any trademark incorporating all or any part of a Trademark or any Licensed Material, and the trademark rights created by such uses. Without limiting the foregoing, Licensee hereby assigns to Disney all the Trademarks, and any trademark incorporating all or any part of a Trademark or any Licensed Material, and the trademark rights created by such uses, together with the goodwill attaching to that part of the business in connection with which such Trademarks or trademarks are used. Licensee agrees to execute and deliver to Disney such documents as Disney requires to register Licensee as a Registered User or Permitted User of the Trademarks or such trademarks and to follow Disney's instructions for proper use thereof in order that protection and/or registrations for the Trademarks and such trademarks may be obtained or maintained.

         B. Licensee agrees not to use any Licensed Material or Trademarks, or any trademark incorporating all or any part of a Trademark or of any Licensed Material, on any business sign, business cards, stationery or forms (except as licensed herein), or to use any Licensed Material or Trademark as the name of Licensee's business or any division thereof, unless otherwise agreed by Disney in writing.

         C. Nothing contained herein shall prohibit Licensee from using Licensee's own trademarks on the Articles or Licensee's copyright notice on the Articles when the Articles contain independent material which is Licensee's property. Nothing contained herein is intended to give Disney any rights to, and Disney shall not use, any trademark, copyright or patent used by Licensee in connection with the Articles which is not derived or adapted from Licensed Material, Trademarks, or other materials owned by Disney (or its licensors, if applicable).

18.      REGISTRATIONS

         Except with Disney's written consent, neither Licensee nor any of Licensee's Affiliates will register or attempt in any country to register copyrights in, or to register as a trademark, service mark, design patent or industrial design, or business designation, any of the Licensed Material, Trademarks or derivations or adaptations thereof, or any word, symbol or design which is so similar thereto as to suggest association with or sponsorship by Disney or any of Disney's Affiliates.

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         In the event of breach of the foregoing, Licensee agrees, at
         Licensee's expense and at Disney's request, immediately to terminate the unauthorized registration activity and promptly to execute and deliver, or cause to be delivered, to Disney such assignments and other documents as Disney may require to transfer to Disney all rights to the registrations, patents or applications involved.

19.      UNLICENSED USE OF LICENSED MATERIALS

         A. Licensee agrees that Licensee will not use the Licensed Material, or the Trademarks, or any other material the copyright to which is owned by Disney in any way other than as herein authorized (or as is authorized in any other written contract in effect between the parties). In addition to any other remedy Disney may have, Licensee agrees that all revenues from any use thereof on products other than the Articles (unless authorized by Disney in writing), and all revenues from the use of any other copyrighted material of Disney's (or its licensors', if applicable) without written authorization, shall be immediately payable to Disney.

         B. Licensee agrees to give Disney prompt written notice of any unlicensed use by third parties of Licensed Material or Trademarks, and that Licensee will not, without Disney's written consent, bring or cause to be brought any criminal prosecution, lawsuit or administrative action for infringement, interference with or violation of any rights to Licensed Material or Trademarks. Because of the need for and the high costs of an effective anti-piracy enforcement program, Licensee agrees to cooperate with Disney, and, if necessary, to be named by Disney as a sole complainant or co-complainant in any action against an infringer of the Licensed Material or Trademarks and, notwithstanding any right of Licensee to recover same, legal or otherwise, Licensee agrees to pay to Disney, and hereby waives all claims to, all damages or other monetary relief recovered in such action by reason of a judgment or settlement whether or not such damages or other monetary relief, or any part thereof, represent or are intended to represent injury sustained by Licensee as a licensee hereunder; in any such action against an infringer, Disney agrees to reimburse Licensee for reasonable expenses incurred at Disney's request, including reasonable attorney's fees if Disney has requested Licensee to retain separate counsel.

20.      STATEMENTS AND PAYMENTS OF ROYALTIES

         A. Licensee agrees to furnish to Disney by the 25th day after each Royalty Payment Period full and accurate statements on statement forms Disney designates for Licensee's use, showing all information requested by such

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                  forms separately for each Property licensed hereunder,
                  including but not limited to, the name of the subject Property, the quantities, Net Invoiced Billings and applicable Royalty rate(s) of Articles using Licensed Material from such Property invoiced during the preceding Royalty Payment Period, and the quantities and invoice value of Articles returned for credit or refund in such period. At the same time Licensee will pay Disney all Royalties and CMF payments (if applicable) due on billings shown by such statements. To the extent that any Royalties or CMF payments are not paid, Licensee authorizes Disney to offset Royalties and/or CMF payments due against any sums which Disney or any of Disney's Affiliates may owe to Licensee or any of Licensee's Affiliates. No deduction or withholding from Royalties payable to Disney shall be made by reason of any tax. Any applicable tax on the manufacture, distribution and sale of the Articles shall be borne by Licensee.

         B. The statement forms Disney designates for Licensee's use may be changed from time to time, and Licensee agrees to use the most current form designated by Disney provides to Licensee (including for example, forms to be sent by electronic transmission). If it is necessary for Licensee to adapt its system to be able to report statements by electronic transmission, all costs of such adaptation shall be borne entirely by Licensee. Licensee agrees to fully comply with all instructions supplied by Disney for completing any reporting forms, or adhering to any required format.

         C. In addition to the other information requested by the statement forms, and any special requirements stated in the applicable Schedule for any Property licensed hereunder, Licensee's statement shall with respect to all Articles report separately:

                  (1)         F.O.B. In Sales;

                  (2)         F.O.B. Out Sales;

                  (3) sales of Articles outside the Territory pursuant to a distribution permission (indicating the country involved);

                  (4) Licensee's sales of Articles to any of Disney's licensees or Disney's Affiliates' licensees who are licensed to sell the Articles, and who are reselling such Articles and paying Disney royalties on such resales; in such cases, Licensee needs only report the sales on the statements, because double royalties are not owed to Disney on these sales;
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                  (5)         sales of Articles to Disney or any of Disney's
                              Affiliates;

                  (6) sales of Articles to Licensee's or Disney's employees;

                  (7) sales of Articles using Licensed Material from each brand or program, motion picture, television series and other Property identified in Paragraph 1.B. hereinabove or in any Schedule attached hereto;

                  (8) sales of Articles to or for distribution through any mail order catalogs approved under this Agreement.

         D. Sales of items licensed under contracts with Disney other than this Agreement shall not be reported on the same statement as sales of Articles under this Agreement.

         E. Licensee's statements and payments, including all Royalties, shall be delivered to Wachovia South Metro Center, DEI Account, P.O. Box 101947, Atlanta, Georgia 30392. A copy of each statement must be sent to Disney at 500 South Buena Vista Street, Burbank, California 91521- 6687, to the attention of the Contract Administrator, Consumer Products Division. If Licensee wishes to send statements and payments by overnight courier, please use the following address:
                  Wachovia South Metro Center, DEI Account, 3585 Atlanta Avenue, Hapeville, GA 30354, Attention Peggy Morris, Reference Lock box 101947. However, Advances should be mailed directly to Disney at 500 South Buena Vista Street, Burbank, California 91521-6687, to the attention of the Contract Administrator or Legal Department, Consumer Products Division.

         F. Licensee shall take all necessary steps to ensure that its information systems, including without limitation, all its proprietary and all third party hardware and software, process dates correctly prior to, during and after the calendar year 2000 ("Year 2000 Compliance"). Year 2000 Compliance shall include, without limitation, correct century recognition, calculations that properly accommodate same century and multi-century formulas and date values, and interface values that reflect the appropriate century. Necessary steps to ensure Year 2000 Compliance shall include, without limitation, analysis of all components of Licensee's information systems and, as necessary, development, installation and testing of software fixes, patches and/or updates. In a timely manner, but no later than by December
                  31, 1998, Licensee shall certify to Disney in writing that its information systems are Year 2000 Compliant. Such certification is a
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                  material term of this Agreement. Upon a breach by Licensee of its obligation under this paragraph, Disney shall be entitled to terminate this Agreement in accordance with the provisions for termination set forth herein.

         G. Licensee has represented to Disney that its monthly statements will be reported on an as close to actual basis, but that certain adjustments may be necessary. Therefore, on a calendar quarterly basis, Licensee shall be permitted to reconcile the preceding three (3) months statements to actuals, subject to providing to Disney appropriate supporting documentation for any resulting adjustment to the prior statements.

21.      CONFIDENTIALITY

         Licensee represents and warrants that Licensee did not disclose to any third party the prospect of a license from Disney, and that Licensee did not trade on the prospect of a license from Disney, prior to full execution of this Agreement. Licensee agrees to keep the terms and conditions of this Agreement confidential, and Licensee shall not disclose such terms and conditions to any third party without obtaining Disney's prior written consent; provided, however, that this Agreement may be disclosed on a need-to-know basis to Licensee's attorneys and accountants who agree to be bound by this confidentiality provision. In addition, Licensee may have access to information concerning Disney's and/or its Affiliates' business and operations, and/or information concerning works in progress, artwork, plots, characters or other matters relating to Disney's and/or its Affiliates' artistic creations, which information may not be accessible or known to the general public. Licensee agrees not to use or disclose such information to any third party without obtaining Disney's prior written consent.

22.      INTEREST

         Royalties or any other payments due to Disney hereunder which are received after the due date shall bear interest at the rate of 18% per annum from the due date (or the maximum permissible by law if less than 18%).

23.      AUDITS AND MAINTAINING RECORDS

         A. Licensee agrees to keep accurate records of all transactions relating to this Agreement and any prior agreement with Disney regarding the Licensed Material, including, without limitation, shipments to Licensee of Articles and components thereof, inventory records, records of sales and shipments by Licensee, and records of returns, and to preserve such records for the

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                  lesser of seven (7) years or two (2) years after the
                  expiration or termination of this Agreement.

         B. Disney, or Disney's representatives, shall have the right from time to time, during Licensee's normal business hours, but only for the purpose of confirming Licensee's performance hereunder, to examine and make extracts from all such records, including the general ledger, invoices and any other records which Disney reasonably deems appropriate to verify the accuracy of Licensee's statements or Licensee's performance hereunder, including records of Licensee's Affiliates and/or any unaffiliated sublicensees if they are involved in activities which are the subject of this Agreement. In particular, Licensee's invoices shall identify the Articles separately from goods which are not licensed hereunder. Licensee acknowledges that Disney may furnish Licensee with an audit questionnaire, and Licensee agrees to fully and accurately complete such questionnaire, and return it to Disney within the designated time. Disney's use of an audit questionnaire shall not limit Disney's ability to conduct any on-site audit(s) as provided above. Licensee acknowledges that an audit conducted by Disney or its representatives, may involve one or more license agreements at a time.

         C. If in an audit of Licensee's records it is determined that there is a short fall of five percent (5%) or more in Royalties reported for any Royalty Payment Period, Licensee shall upon request from Disney reimburse Disney for the full out-of-pocket costs of the audit, including the costs of employee auditors calculated at $60 per hour per person for travel time during normal working hours and actual working time.

         D. If Licensee has failed to keep adequate records for one or more Royalty Payment Periods, Disney will assume that the Royalties owed to Disney for such Royalty Payment Period(s) are equal to a reasonable amount, determined in Disney's absolute discretion, which may be up to but will not exceed the highest Royalties owed to Disney in a Royalty Payment Period for which Licensee has kept adequate records; if Licensee has failed to keep adequate records for any Royalty Payment Period, Disney will assume a reasonable amount of Royalties which Licensee will owe to Disney, based on the records Licensee has kept and other reasonable assumptions Disney deems appropriate.

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Page 27

24.      MANUFACTURE OF ARTICLES BY THIRD PARTY MANUFACTURERS

         A. Licensee agrees to supply Disney with the names and addresses of all of its own manufacturing facilities for the Articles. If Licensee at any time desires to have Articles or components thereof containing Licensed Material and/or Trademarks manufactured by a third party, whether the third party is located within or outside the United States, Licensee must, as a condition to the continuation of this Agreement, notify Disney of the accurate name and complete address of such Manufacturer and the Articles or components involved and obtain Disney's prior written permission to do so. If Disney is prepared to grant permission, Disney will do so if Licensee and each of Licensee's Manufacturers sign a Consent/Manufacturer's Agreement in a form which Disney will furnish to Licensee and Disney receives all such agreements properly signed.

         (A SAMPLE OF SAID AGREEMENT FORM IS AVAILABLE ON REQUEST)

         B. It is not Disney's policy to reveal the names of Licensee's Manufacturers to third parties or to any Disney division involved with buying products, except as may be necessary to enforce Disney's contract rights or protect Disney's trademarks and copyrights.

         C. If any such Manufacturer utilizes Licensed Material or Trademarks for any unauthorized purpose, Licensee shall cooperate fully in bringing such utilization to an immediate halt. If, by reason of Licensee's not having supplied the above mentioned agreements to Disney or not having given Disney the name of any Manufacturer, Disney makes any representation or takes any action and is thereby subjected to any penalty or expense, Licensee will fully compensate Disney for any cost or loss Disney sustains (in addition to any other legal or equitable remedies available to Disney).

         D. If any Manufacturer fails to pass a compliance inspection as referenced in Paragraph 11, and thereafter fails to remedy the cited failure(s) within the time designated by Disney, or if the Manufacturer otherwise breaches the Consent/Manufacturer's Agreement, the Consent/Manufacturer's Agreement for such Manufacturer may be terminated immediately by Disney, and Licensee shall not thereafter use such Manufacturer to manufacture Articles or components thereof.

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25.      INDEMNITY

         A. Licensee shall indemnify Disney during and after the term hereof against all claims, demands, suits, judgments, losses, liabilities (including settlements entered into in good faith with Licensee's consent, not to be unreasonably withheld) and expenses of any nature (including reasonable attorneys' fees) arising out of Licensee's activities under this Agreement, including but not limited to, any actual or alleged: (1) negligent acts or omissions on Licensee's part, (2) defect (whether obvious or hidden and whether or not present in any Sample approved by Disney) in an Article, (3) personal injury, (4) infringement of any rights of any other person by the manufacture, sale, possession or use of Articles, (5) breach on Licensee's part of any covenant, representation or warranty contained in this Agreement, or (6) failure of the Articles or by Licensee to comply with applicable Laws. The parties indemnified hereunder shall include Disney Enterprises, Inc., its licensors, if applicable, and its and their parent, Affiliates and successors, and its and their officers, directors, employees and agents. The indemnity shall not apply to any claim or liability relating to any infringement of the copyright of a third party caused by Licensee's utilization of the Licensed Material and the Trademarks in accordance with the provisions hereof, unless such claim or liability arises out of Licensee's failure to obtain the full assignment of rights referenced in Paragraph 12.

         B. Disney shall indemnify Licensee during and after the term hereof against all claims, demands, suits, judgments, losses, liabilities (including settlements entered into in good faith with Disney's consent, not to be unreasonably withheld) and expenses of any nature (including reasonable attorneys' fees) arising out of any claim that Licensee's use of any representation of the Licensed Material or the Trademarks approved in accordance with the provisions of this Agreement infringes the copyright of any third party or infringes any right granted by Disney to such third party, except for claims arising out of Licensee's failure to obtain the full assignment of rights referenced in Paragraph 12. Licensee shall not, in any case, be entitled to recover for lost profits.

         C. Additionally, if by reason of any claims referred to in Paragraph 25.B., Licensee is precluded from selling any stock of Articles or utilizing any materials in Licensee's possession or which come into Licensee's possession by reason of any required recall, Disney shall be obligated to purchase such Articles and materials from Licensee at their out-of-pocket cost to Licensee, excluding overheads, but Disney shall have no other responsibility or liability with respect to such Articles or materials.

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Page 29


         D. Disney gives no warranty or indemnity with respect to any liability or expense arising from any claim that use of the Licensed Material or the Trademarks on or in connection with the Articles hereunder or any packaging, advertising or promotional material infringes on any trademark right of any third party or otherwise constitutes unfair competition by reason of any prior rights acquired by such third party, other than rights acquired from Disney. It is expressly agreed that it is Licensee's responsibility to carry out such investigations as Licensee may deem appropriate to establish that Articles, packaging, and promotional and advertising material which are manufactured or created hereunder, including any use made of the Licensed Material and the Trademarks therewith, do not infringe such right of any third party, and Disney shall not be liable to Licensee if such infringement occurs.

         E. Licensee and Disney agree to give each other prompt written notice of any claim or suit which may arise under the indemnity provisions set forth above. Without limiting the foregoing, Licensee agrees to give Disney written notice of any product liability claim made or suit filed with respect to any Article, any investigations or directives regarding the Articles issued by the Consumer Product Safety Commission ("CPSC") or other federal, state or local consumer safety agency, and any notices sent by Licensee to, or received by Licensee from, the CPSC or other consumer safety agency regarding the Articles within seven (7) days of Licensee's receipt or promulgation of the claim, suit, investigation, directive, or notice.

26.      INSURANCE

         Licensee shall maintain in full force and effect at all times while this Agreement and all Schedules entered into hereunder are in effect and for three years thereafter commercial general liability insurance on a per occurrence form, including broad form coverage for contractual liability, property damage, products liability and personal injury liability (including bodily injury and death), waiving subrogation, with minimum limits of no less than [*](8) per occurrence, and naming as additional insureds those indemnified in Paragraph 25 hereof. Licensee also agrees to maintain in full force and effect at all times while this Agreement and all Schedules entered into hereunder are in effect such Worker's Compensation Insurance as is required by applicable law and Employer's Liability Insurance with minimum limits



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
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Agreement dated January 1, 1998
Page 30

         of [*](9) per occurrence. All insurance shall be primary and not contributory. Licensee shall deliver to Disney a certificate or certificates of insurance evidencing satisfactory coverage and indicating that Disney shall receive thirty (30) days unrestricted prior written notice of cancellation, non-renewal or of any material change in coverage. Licensee's insurance shall be carried by an insurer with a BEST Guide rating of B + VII or better. Compliance herewith in no way limits Licensee's indemnity obligations, except to the extent that Licensee's insurance company actually pays Disney amounts which Licensee would otherwise pay Disney.

27.      WITHDRAWAL OF LICENSED MATERIAL

         Licensee agrees that Disney may, without obligation to Licensee other than to give Licensee written notice thereof, withdraw from the scope of this Agreement any Licensed Material which by the Marketing Date or, if such a date is not specified in Paragraph 1.O., by six (6) months from the commencement of the term of the applicable Schedule or the date of any applicable amendment, is not being used on or in connection with the Articles. Disney may also withdraw any Licensed Material or Articles the use or sale of which under this Agreement would infringe or reasonably be claimed to infringe the rights of a third party, other than rights granted by Disney, in which case Disney's obligations to Licensee shall be limited to the purchase at cost of Articles and other materials utilizing such withdrawn Licensed Material which cannot be sold or used. In the case of any withdrawal under the preceding sentence, the Advances and Guarantees shall be adjusted to correspond to the time remaining in the term of the affected Schedule(s), or the number of Articles remaining under such Schedule(s), at the date of withdrawal.

28.      TERMINATION

         Without prejudice to any other right or remedy available to Disney:

         A. Disney shall have the right at any time to terminate this Agreement (or any Schedule(s) entered into hereunder) by giving Licensee written notice thereof, if Licensee fails to manufacture, sell and distribute the Articles in accordance with this Agreement, or fails to furnish statements and pay Royalties as herein provided, or fails to notify Disney of the accurate name and complete address of its own manufacturing facilities or any Manufacturer of the Articles, or fails to have any such Manufacturer execute the Consent/Manufacturer's Agreement, or if Licensee otherwise



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Page 31

                  breaches the terms of this Agreement or any Schedule(s) hereto, and if any such failure or other breach is not corrected within fifteen (15) days after Disney sends Licensee written notice thereof.

         B. Disney shall have the right at any time to terminate this Agreement immediately by giving Licensee written notice thereof:


                  (1) if Licensee delivers to any customer without Disney's written authorization merchandise containing representations of Licensed Material or other material the copyright or other proprietary rights to which are owned by Disney other than Articles listed herein and approved in accordance with the provisions hereof;

                  (2) if Licensee delivers Articles outside the Territory or knowingly sells Articles to a third party for delivery outside the Territory, unless pursuant to a written distribution permission or separate written license agreement with Disney or any of Disney's Affiliates;

                  (3) if a breach occurs which is of the same nature, and which violates the same provision of this Agreement, as a breach of which Disney has previously given Licensee written notice;

                  (4) if Licensee breaches any material term of any other license agreement between the parties, and Disney terminates such agreement for cause;

                  (5) if Licensee shall make any assignment for the benefit of creditors, or file a petition in bankruptcy, or is adjudged bankrupt, or becomes insolvent, or is placed in the hands of a receiver, or if the equivalent of any such proceedings or acts occurs, though known by some other name or term;

                  (6) if Licensee is not permitted or is unable to operate Licensee's business in the usual manner, or is not permitted or is unable to provide Disney with assurance satisfactory to Disney that Licensee will so operate Licensee's business, as debtor in possession or its equivalent, or is not permitted, or is unable to otherwise meet Licensee's obligations under this Agreement or to provide Disney with assurance satisfactory to Disney that Licensee will meet such obligations;

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                  (7)         if Licensee breaches any covenant set forth in
                              Paragraph 11 of this Agreement; and/or

                  (8) if more than three Consent/Manufacturer's Agreements are terminated in any twelve-month period by Disney for the Manufacturers' failure to pass compliance inspections as referenced in Paragraphs 11 and 24.

29.      RIGHTS AND OBLIGATIONS UPON EXPIRATION OR TERMINATION

         A. Upon the expiration or termination of this Agreement, all rights herein granted to Licensee shall revert to Disney, any unpaid portion of the Guarantee shall be immediately due and payable, and Disney shall be entitled to retain all Royalties, CMF payments and other things of value paid or delivered to Disney. Licensee agrees that the Articles shall be manufactured during the term of each applicable Schedule in quantities consistent with anticipated demand therefor so as not to result in an excessive inventory build-up immediately prior to the end of the term thereof. Licensee agrees that from the expiration or termination of this Agreement Licensee shall neither manufacture nor have manufactured for Licensee any Articles, that Licensee will deliver to Disney any and all artwork (including Style Guides, animation cels and drawings) which may have been used or created by Licensee in connection with this Agreement, that Licensee will at Disney's option either sell to Disney at cost or destroy or efface any molds, plates and other items used to reproduce Licensed Material or Trademarks, and that, except as hereinafter provided, Licensee will cease selling Articles. Any unauthorized distribution of Articles after the expiration or termination of this Agreement or any applicable Schedule shall constitute copyright infringement.

         B. If Licensee has any unsold Articles in inventory on the expiration or termination date of the applicable Schedule, Licensee shall provide Disney with a full statement of the kinds and numbers of such unsold Articles. If such statement has been provided to Disney and if Licensee has fully complied with the terms of this Agreement, including the payment of all Royalties due and the Guarantee, upon notice from Disney Licensee shall have the right for a limited period of three (3) calendar months from such expiration or earlier termination date to sell off and deliver such Articles as authorized under Paragraph 2.A. Licensee shall furnish Disney statements covering such sales and pay Disney Royalties in respect of such sales. Such Royalties shall not be applied against the Advance or towards

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Page 33

                  meeting the Guarantee. All rights and remedies available to Disney during the Term shall be equally available to Disney during the sell-off periods.

         C. In recognition of Disney's interest in maintaining a stable and viable market for the Articles during and after the Term and any sell-off period, Licensee agrees to refrain from "dumping" the Articles in the market during any sell- off period granted to Licensee. "Dumping" shall mean the distribution of product at volume levels significantly above Licensee's prior sales practices with respect to the Articles, and at price levels so far below Licensee's prior sales practices with respect to the Articles as to disparage the Articles; provided, however, that nothing contained herein shall be deemed to restrict Licensee's ability to set product prices at Licensee's discretion.

         D. Except as otherwise agreed by Disney in writing, any inventory of Articles in Licensee's possession or control after the expiration or termination of the term of the applicable Schedule hereof and of any sell-off period granted hereunder shall be destroyed, or all Licensed Material and Trademarks removed or obliterated therefrom.

         E. If Disney supplies Licensee with forms regarding compliance with this Paragraph 29, Licensee agrees to complete, execute and return such forms to Disney expeditiously. Licensee acknowledges that this will be necessary at the end of the term of each Schedule entered into under this Agreement.

         F. Notwithstanding any provision to the contrary, in the case of termination under Paragraph 28.B. (5) or (6), in order to protect the value of the Articles and to avoid any disparagement of the Articles which could occur as a result of the circumstances of termination, Disney shall have the option, in Disney's absolute discretion, to purchase any or all unsold Articles in Licensee's inventory on the termination date at [*]10 over Licensee's cost of goods for such Articles (not including overhead).

30.      WAIVERS

         A waiver by either party at any time of a breach of any provision of this Agreement shall not apply to any breach of any other provision of this Agreement, or imply that a breach of the same provision at any other time has been or will be waived, or that this Agreement has been in any way amended, nor shall any failure



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         by either party to object to conduct of the other be deemed to waive such party's right to claim that a repetition of such conduct is a breach hereof.

31.      PURCHASE OF ARTICLES BY DISNEY

         If Disney wishes to purchase Articles, Licensee agrees to sell such Articles to Disney or any of Disney's Affiliates at as low a price as Licensee charges for similar quantities sold to Licensee's regular customers and to pay Disney Royalties on any such sales.

32.      NON-ASSIGNABILITY

         A. This Agreement is personal to Licensee, who was specifically chosen by Disney to be licensed hereunder because of Licensee's particular expertise and ability to perform the Agreement. Licensee shall not voluntarily or by operation of law assign, sub-license, transfer, encumber or otherwise dispose of all or any part of Licensee's interest in this Agreement (including, but not limited to, any encumbrance of the Articles) without Disney's prior written consent, to be granted or withheld in Disney's absolute discretion. Any attempted assignment, sub-license, transfer, encumbrance or other disposal without such consent shall be void and shall constitute a material default and breach of this Agreement. "Transfer" within the meaning of this Paragraph 32 shall include any merger or consolidation involving Licensee or any directly or indirectly controlling Affiliate(s) of Licensee ("Controlling Affiliate); any sale or transfer of all or substantially all of Licensee's or its Controlling Affiliate(s)' assets; any transfer of Licensee's rights and/or obligations hereunder to a division, business segment or other entity different from the one specifically referenced on page 1 hereof (or any sale or attempted sale of Articles under a trademark or trade name of such division, business segment or other entity); any public offering, or series of public offerings, whereby a cumulative total of thirty-three and one-third percent (33 1/3%) or more of the voting stock of Licensee or its Controlling Affiliate(s) is offered for purchase; and any acquisition, or series of acquisitions, by any person or entity, or group of related persons or entities, of a cumulative total of thirty-three and one-third percent (33-1/3%) or more of the voting stock of Licensee or its Controlling Affiliate(s), or the right to vote such percentage (or, if Licensee is a partnership, resulting in the transfer of thirty-three and one-third percent (33 1/3%) or more of the profit and loss participation in Licensee, or the occurrence of any of the foregoing with respect to any general partner of Licensee).

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                  [*]11

         B. Licensee agrees to provide Disney with at least thirty (30) days prior written notice of any desired assignment of this Agreement or other transfer as defined in Paragraph 32.A. At the time Licensee gives such notice, Licensee shall provide Disney with the information and documentation necessary to evaluate the contemplated transaction. Disney's consent (if given) to any assignment of this Agreement or other transfer as defined in Paragraph 32.A. shall be subject to such terms and conditions as Disney deems appropriate, including but not limited to, payment of a transfer fee. The amount of the transfer fee shall be determined by Disney based upon the circumstances of the particular assignment or transfer, taking into account such factors as the estimated value of the license being assigned or otherwise transferred; the risk of business interruption or loss of quality, production or control Disney may suffer as a result of the assignment or other transfer; the identity, reputation, creditworthiness, financial condition and business capabilities of the proposed assignee or other entity involved in the transfer; and Disney's internal costs related to the assignment or other transfer; provided, however, in no event shall the transfer fee be in an amount less than [*]12. The foregoing transfer fee shall not apply if this Agreement is assigned to one of Licensee's Affiliates as part of a corporate reorganization exclusively among some or all of the entities existing in Licensee's corporate structure when this Agreement is signed; provided, however, that Licensee must give Disney written notice of such assignment and a description of the reorganization. The provisions of this Paragraph 32 shall supersede any conflicting provisions on this subject in any merchandise license agreement previously entered into between the parties for this Territory.

         C. Licensee acknowledges that it has read and understands the Transfer Fee Policy attached hereto, which governs transfer fee procedures under this Agreement. The Transfer Fee Policy is incorporated herein by this reference.

         D. Notwithstanding Paragraphs 32.A. and B., Licensee may, upon Disney's prior written consent, sublicense Licensee's rights and/or obligations hereunder to any of Licensee's Affiliates, provided that each such Affiliate



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                  agrees to be bound by all of the terms and conditions of this
                  Agreement, and provided that each such Affiliate agrees to guarantee Licensee's full performance of this Agreement (including but not limited to Paragraph 25) and to indemnify Disney for any failure of such performance, and further provided that Licensee and each such Affiliate agree to provide Disney with satisfactory documentation of such agreement(s), guarantee(s), and indemnification upon Disney's request therefor. Licensee hereby represents and irrevocably and unconditionally guarantees that any and all Affiliates sublicensed hereunder will observe and perform all of Licensee's obligations under this Agreement, including, but not limited to, the provisions governing approvals, and compliance with approved samples, applicable Laws, and all other provisions hereof, and that they will otherwise adhere strictly to all of the terms hereof and act in accordance with Licensee's obligations hereunder. Any involvement of an Affiliate in the activities which are the subject of this Agreement shall be deemed carried on pursuant to such a sublicense and thus covered by such guarantee; however, unless Licensee has obtained Disney's consent to sublicense an Affiliate in each instance, such Affiliate shall be deemed to be included in the term "Licensee" for all purposes under this Agreement, and Disney may treat such unapproved involvement of the Affiliate as a breach of the Agreement. In the event of any sublicense to an Affiliate hereunder, the reference in Paragraph 32.A. to "Controlling Affiliate" shall include such Affiliate sublicensee.

33.      RELATIONSHIP

         This Agreement does not provide for a joint venture, partnership, agency or employment relationship between the parties, or any other relationship than that of licensor and licensee.

34.      CONSTRUCTION

         The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning and not strictly for or against any of the parties. Headings of paragraphs herein are for convenience of reference only and are without substantive significance.

35.      MODIFICATIONS OR EXTENSIONS OF THIS AGREEMENT

         Except as otherwise provided herein, this Agreement can only be extended or modified by a writing signed by both parties; provided, however, that certain


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         modifications shall be effective if signed by the party to be charged and communicated to the other party.

36.      NOTICES

         All notices which either party is required or may desire to serve upon the other party shall be in writing, addressed to the party to be served at the address set forth on page 1 of this Agreement, and may be served personally or by depositing the same addressed as herein provided (unless and until otherwise notified), postage prepaid, in the United States mail. Such notice shall be deemed served upon personal delivery or upon the date of mailing; provided, however, that Disney shall be deemed to have been served with a notice of a request for approval of materials under this Agreement only upon Disney's actual receipt of the request and of any required accompanying materials. Any notice sent to Disney hereunder shall be sent to the attention of "Vice President, Licensing", unless Disney advises Licensee in writing otherwise.

37.      MUSIC

         Music is not licensed hereunder. Any charges, fees or royalties payable for music rights or any other rights not covered by this Agreement shall be additional to the Royalties and covered by separate agreement.

38.      PREVIOUS AGREEMENTS

         This Agreement, and any confidentiality agreement Licensee may have signed pertaining to any of the Licensed Material, contains the entire agreement between the parties concerning the subject matter hereof and supersedes any pre-existing or contemporaneous agreement and any oral or written communications between the parties.

39.      CHOICE OF LAW AND FORUM

         This Agreement shall be deemed to be an executory agreement entered into in California and shall be governed and interpreted according to the laws of the State of California applicable to contracts made and to be fully performed in California. Any legal actions pertaining to this Agreement shall be commenced within the State of California and within either Los Angeles or Orange Counties, and Licensee hereby waives trial by jury and consents to the jurisdiction of the courts located in Los Angeles or Orange Counties.

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40.      EQUITABLE RELIEF

         Licensee acknowledges that Disney will have no adequate remedy at law if Licensee continues to manufacture, sell, advertise, promote or distribute the Articles upon the expiration or termination of the term of any applicable Schedule under this Agreement. Licensee acknowledges and agrees that, in addition to any and all other remedies available to Disney, Disney shall have the right to have any such activity by Licensee restrained by equitable relief, including, but not limited to, a temporary restraining order, a preliminary injunction, a permanent injunction, or such other alternative relief as may be appropriate, without the necessity of Disney posting any bond.

41.      GOODWILL

         Licensee acknowledges that the rights and powers retained by Disney hereunder are necessary to protect Disney's (or its licensors', if applicable) copyrights and property rights, and, specifically, to conserve Disney's (and its licensors', if applicable) goodwill and good name, and the name "Disney", and therefore Licensee agrees that Licensee will not allow the same to become involved in matters which will, or could, detract from or impugn the public acceptance and popularity thereof, or impair their legal status.

42.      POWER TO SIGN

         The parties warrant and represent that their respective representatives signing this Agreement have full power and proper authority to sign this Agreement and to bind the parties.

43.      SURVIVAL OF OBLIGATIONS

         The respective obligations of the parties under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including but not limited to indemnification, insurance, payment of Royalties, and Paragraph 29, shall survive termination, cancellation or expiration of this Agreement.

44.      SEVERABILITY OF PROVISIONS

         The terms of this Agreement are severable and the invalidity of any term of this Agreement shall not affect the validity of any other term.

Crown Crafts, Inc.
Multiple Brands/Properties
Agreement dated January 1, 1998
Page 39

         Please sign below under the word "Agreed". When signed by both parties this shall constitute an agreement between Disney and Licensee.


AGREED:

DISNEY ENTERPRISES, INC.


By: /s/ Steve Cipolla
   ------------------------------------

Title:  Vice President Licensing
      ---------------------------------

Date:  April 24, 1998
     ----------------------------------



CROWN CRAFTS, INC.


By: /s/ E. Randall Chestnut
   ------------------------------------

Title:  Vice President
      ---------------------------------

                              TRANSFER FEE POLICY


As provided in Paragraph 32.B. of the License Agreement, it is Disney's policy to charge a transfer fee in connection with any permitted assignment of the license or other "transfer," as that term is defined in Paragraph 32.A. The amount of the transfer fee is based on the circumstances of the particular assignment or transfer, taking into account such factors as:

- the estimated value of the license being assigned or involved in the transfer

-        the risk of business interruption

-        the risk of loss of quality, production or control

- the identity, reputation, creditworthiness, financial condition and business capabilities of the proposed assignee or entity involved in the transfer

-        Disney's internal costs related to the assignment or transfer

No Licensee or any company involved with a Licensee in an assignment or transfer situation should rely upon any express or implied verbal representations that are purported to be made on Disney's behalf as to the amount of any given fee to be assessed. Disney Licensing's Finance Department will communicate the actual amount of the fee calculated in each approved transaction.

In any prospective assignment or transfer situations, Licensees must inform the persons and companies with which they are dealing that no assignment or transfer may occur without Disney's prior written consent, to be granted or withheld in Disney's absolute discretion, and that any approved transaction will also entail a transfer fee. Licensees must give Disney at least 30 days prior written notice of any desired assignment or other transfer, together with any information and documentation necessary to evaluate the contemplated transaction. Licensees should not endanger the closing of their desired transactions by failing to comply with these provisions of the License Agreement.

If Disney grants consent to a proposed transaction subject to the payment of a transfer fee, and the transaction is concluded but the transfer fee is not paid within the designated time, the subject License Agreement(s) shall automatically terminate and any Guarantee shortfall(s) shall be immediately due and payable to Disney. If Disney does not grant consent to a proposed assignment or transfer and the Licensee nevertheless closes the transaction, the subject License Agreement(s) shall automatically terminate and any Guarantee shortfall(s) shall be immediately due and payable to Disney.

Disney's consent to any assignment or other transfer should in no way be understood to be a guarantee or promise by Disney of a grant of any future license(s), as those determinations will continue to be made on a contract by contract basis.

                       CODE OF CONDUCT FOR MANUFACTURERS

At The Walt Disney Company, we are committed to:

         - a standard of excellence in every aspect of our business and in every corner of the world;
         -        ethical and responsible conduct in all of our operations;
         -        respect for the rights of all individuals; and
         -        respect for the environment.

We expect these same commitments to be shared by all manufacturers of Disney merchandise. At a minimum, we require that all manufacturers of Disney merchandise meet the following standards:


CHILD LABOR                Manufacturers will not use child labor.

                           The term "child" refers to a person younger than 15 (or 14 where local law allows) or, if higher, the local legal minimum age for employment or the age for completing compulsory education.

                           Manufacturers employing young persons who do not fall within the definition of "children" will also comply with any laws and regulations applicable to such persons.

INVOLUNTARY
  LABOR Manufacturers will not use any forced or involuntary labor, whether prison, bonded, indentured or otherwise.

COERCION AND
 HARASSMENT                Manufacturers will treat each employee with dignity
                           and respect, and will not use corporal punishment, threats of violence or other forms of physical, sexual, psychological or verbal harassment or abuse.

NONDISCRIMINATION          Manufacturers will not discriminate in hiring and
                           employment practices, including salary, benefits, advancement, discipline, termination or retirement, on the basis of race, religion, age, nationality, social or ethnic origin, sexual orientation, gender, political opinion or disability.

ASSOCIATION                Manufacturers will respect the rights of employees
                           to associate, organize and bargain collectively in a lawful and peaceful manner, without penalty or interference.

HEALTH AND
  SAFETY Manufacturers will provide employees with a safe and healthy workplace in compliance with all applicable laws and regulations, ensuring at a minimum, reasonable access to potable water and sanitary facilities, fire safety, and adequate lighting and ventilation.

                           Manufacturers will also ensure that the same standards of health and safety are applied in any housing that they provide for employees.

COMPENSATION               We expect manufacturers to recognize that wages are
                           essential to meeting employees' basic needs.
                           Manufacturers will, at a minimum, comply with all applicable wage and hour laws and regulations, including those relating to minimum wages, overtime, maximum hours, piece rates and other elements of compensation, and provide legally mandated benefits.
                           If local laws do not provide for overtime pay, manufacturers will pay at least regular wages for overtime work. Except in extraordinary business circumstances, manufacturers will not require employees to work more than the lesser of (a) 48 hours per week and 12 hours overtime or (b) the limits on regular and overtime hours allowed by local law or, where local law does not limit the hours of work, the regular work week in such country plus 12 hours overtime. In addition, except in extraordinary business circumstances, employees will be entitled to at least one day off in every seven-day period.

                           Where local industry standards are higher than applicable legal requirements, we expect manufacturers to meet the higher standards.

PROTECTION OF THE
 ENVIRONMENT               Manufacturers will comply with all applicable
                           environmental laws and regulations.

OTHER LAWS Manufacturers will comply with all applicable laws and regulations, including those pertaining to the manufacture, pricing, sale and distribution of merchandise.

                           All references to "applicable laws and regulations" in this Code of Conduct include local and national codes, rules and regulations as well as applicable treaties and voluntary industry standards.

SUBCONTRACTING             Manufacturers will not use subcontractors for the
                           manufacture of Disney merchandise or components thereof without Disney's express written consent, and only after the subcontractor has entered into a written commitment with Disney to comply with this Code of Conduct.

MONITORING AND
  COMPLIANCE               Manufacturers will authorize Disney and its
                           designated agents (including third parties) to engage in monitoring activities to confirm compliance with this Code of Conduct, including unannounced on-site inspections of manufacturing facilities and employer-provided housing; reviews of books and records relating to employment matters;
                           and private interviews with employees. Manufacturers will maintain on site all documentation that may be needed to demonstrate compliance with this Code of Conduct.

PUBLICATION                Manufacturers will take appropriate steps to ensure
                           that the provisions of this Code of Conduct are communicated to employees, including the prominent posting of a copy of this Code of Conduct, in the local language and in a place readily accessible to employees, at all times.

                         CODE OF CONDUCT FOR LICENSEES


         At The Walt Disney Company, we are committed to:

- a standard of excellence in every aspect of our business and in every corner of the world;
-   ethical and responsible conduct in all of our operations;
- respect for the rights of all individuals; and respect for the environment.


We expect these same commitments to be shared by all Disney licensees and the manufacturers with which they work in the production of Disney merchandise. At a minimum, we require that all Disney licensees meet the following standards:

CONDUCT OF
 MANUFACTURING             Licensees that engage directly in the manufacturing
                           of Disney merchandise will comply with all of the standards set forth in Disney's Code of Conduct for Manufacturers, a copy of which is attached.

                           Licensees will ensure that each manufacturer other than the licensee also enters into a written commitment with Disney to comply with the standards set forth in Disney's Code of Conduct for Manufacturers.

                           Licensees will prohibit manufacturers from subcontracting the manufacture of Disney merchandise or components thereof without Disney's express written consent, and only after the subcontractor has entered into a written commitment with Disney to comply with Disney's Code of Conduct for Manufacturers.

MONITORING AND
 COMPLIANCE                Licensees will take appropriate steps, in
                           consultation with Disney, to develop, implement and maintain procedures to evaluate and monitor manufacturers of Disney merchandise and ensure compliance with Disney's Code of Conduct for Manufacturers, including unannounced on-site inspections of manufacturing facilities and employer-provided housing; review of books and records relating to employment matters; and private interviews with employees.

                           Licensees will authorize Disney and its designated agents (including third parties) to engage in similar monitoring activities to confirm Licensees' compliance with this Code of Conduct. Licensees will maintain on site all documentation that may be needed to demonstrate such compliance.

                                CATALOG SCHEDULE
                        (LIST OF PRE-APPROVED CATALOGS)

                                      MASS

                                     [*]14






     This Catalog Schedule is subject to change. Disney reserves the right to add catalogs to or delete catalogs from the Catalog Schedule without prior notice to Licensee. Licensee agrees to cease selling Articles to a deleted catalog within sixty (60) days after written notice of the deletion. Disney will consider new catalogs requested by Licensee on a case-by-case basis.



-------------------------------------
   (14) Confidential portions omitted and filed separately with the Commission.

                                CATALOG SCHEDULE
                        (LIST OF PRE-APPROVED CATALOGS)

                          HOME FURNISHINGS/HOUSEWARES

                                     [*]130






     This Catalog Schedule is subject to change. Disney reserves the right to add catalogs to or delete catalogs from the Catalog Schedule without prior notice to Licensee. Licensee agrees to cease selling Articles to a deleted catalog within sixty (60) days after written notice of the deletion. Disney will consider new catalogs requested by Licensee on a case-by-case basis.



-----------------------------------
   (130) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #1 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: BABY MICKEY MOUSE, BABY MINNIE MOUSE, BABY DONALD DUCK, BABY DAISY DUCK, BABY PLUTO AND BABY GOOFY.

5.       Trademarks:  DISNEY BABIES.

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s):  [*]131

8.       (Royalty) Advance payment(s) and due date(s):

         [*]132

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]133

10.      Royalty rate:

         [*]134

11.      Articles:

         A.  Infant Bedding

         [*]135

     B.  Infant Accessories



--------
   (131) Confidential portions omitted and filed separately with the Commission.

   (132) Confidential portions omitted and filed separately with the Commission.

   (133) Confidential portions omitted and filed separately with the Commission.

   (134) Confidential portions omitted and filed separately with the Commission.

   (135) Confidential portions omitted and filed separately with the Commission.

     [*]136

     C.  Infant Blankets/Throws

     [*]137

12.  Distribution:

     Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*]138

13.  Special provisions, if any:

     [*]139

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s Steve Cipolla                    By: /s/ E. Randall Chestnut
   --------------------------------        -----------------------------------

Title: Vice President Licensing         Title: Vice President
      -----------------------------           --------------------------------

Date:  April 24, 1998
     ------------------------------



--------
   (136) Confidential portions omitted and filed separately with the Commission.

   (137) Confidential portions omitted and filed separately with the Commission.

   (138) Confidential portions omitted and filed separately with the Commission.

   (139) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #2 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: BABY MICKEY MOUSE, BABY MINNIE MOUSE, BABY DONALD DUCK, BABY DAISY DUCK, BABY PLUTO AND BABY GOOFY.

5.       Trademarks:  BABY MICKEY & CO.

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s):  [*]140

8.       (Royalty) Advance payment(s) and due date(s):

         [*]141

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]142

10.      Royalty rate:

         [*]143

11.      Articles:

         A.       Infant Bedding

                  [*]144

         B.       Infant Accessories



-------------------------------------
   (140) Confidential portions omitted and filed separately with the Commission.

   (141) Confidential portions omitted and filed separately with the Commission.

   (142) Confidential portions omitted and filed separately with the Commission.

   (143) Confidential portions omitted and filed separately with the Commission.

   (144) Confidential portions omitted and filed separately with the Commission.

                  [*]145

         C.       Infant Blankets/Throws

                  [*]146

12.      Distribution:

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*]147

13.      Special provisions, if any:

         [*]148

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s Steve Cipolla                    By: /s/ E. Randall Chestnut
   --------------------------------        ----------------------------------

Title: Vice President Licensing         Title: Vice President
      -----------------------------           -------------------------------

Date:  April 24, 1998
     -------------------------------



------------------------------------
  (145) Confidential portions omitted and filed separately with the Commission.

  (146) Confidential portions omitted and filed separately with the Commission.

  (147) Confidential portions omitted and filed separately with the Commission.

  (148) Confidential portions omitted and filed separately with the Commission.

                          Schedule to License Agreement
                          -----------------------------

1. Schedule #3 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3. Termination date of this Schedule: December 31, 2000, although Licensee acknowledges that in the case of Articles Numbers D.1 through D.5 Licensee's rights with respect to such Articles may only be exercised from January 1, 1998, until December 31, 1998.

4. Licensed Material: WINNIE THE POOH, CHRISTOPHER ROBIN, PIGLET, RABBIT, EEYORE, TIGGER, OWL, GOPHER, KANGA, AND ROO, ALL IN THE STYLE AS DESIGNED BY DISNEY.

5.       Trademarks: POOH (Juvenile).

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s): [*](149)

8.       (Royalty) Advance payment(s) and due date(s):

         [*](150)

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*](151)

10.      Royalty rate:

         [*](152)

11.      Articles:

         A.       Infant Bedding

--------

(149) Confidential portions omitted and filed separately with the Commission.

(150) Confidential portions omitted and filed separately with the Commission.

(151) Confidential portions omitted and filed separately with the Commission.

(152) Confidential portions omitted and filed separately with the Commission.

                  [*](153)

         B.       Infant Accessories

                  [*](154)

         C.       Infant Blankets/Throws

                  [*](155)

         D.       Toddler Bedding

                  [*](156)

         E.       Juvenile

                  [*](157)

12.      Distribution:

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*](158)

13.      Special provisions:

         a.       [*](159)

         b.       Copyright notice:

                  Without limiting the provisions of Paragraph 13 of the Agreement, Licensee agrees to include on the Article, or the packaging for the Article, or the hang tag for the Article (if applicable), the following language: Based on the "Winnie The Pooh" works, copyright A.A. Milne and E.H. Shepard.



--------
(153)    Confidential portions omitted and filed separately with the Commission.

(154)    Confidential portions omitted and filed separately with the Commission.

(155)    Confidential portions omitted and filed separately with the Commission.

(156)    Confidential portions omitted and filed separately with the Commission.

(157)    Confidential portions omitted and filed separately with the Commission.

(158)    Confidential portions omitted and filed separately with the Commission.

(159)    Confidential portions omitted and filed separately with the Commission.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.



DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.

By: /s/ Steve Cipolla                   By: /s/ E. Randall Chestnut
   ----------------------------            -----------------------------
Title: Vice President Licensing         Title: Vice President
      -------------------------               --------------------------

Date:  April 24, 1998
     --------------------------

                          Schedule to License Agreement
                          -----------------------------


1. Schedule #4 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: WINNIE THE POOH, CHRISTOPHER ROBIN, PIGLET, RABBIT, EEYORE, TIGGER, OWL, GOPHER, KANGA, AND ROO, ALL IN THE STYLE AS DESIGNED BY DISNEY.

5.       Trademarks: POOH (Adult).

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s): [*](160)

8.       (Royalty) Advance payment(s) and due date(s):

         [*](161)

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*](162)

10.      Royalty rates:

         [*](163)

11.      Articles:

         [*](164)

12.      Distribution:


----------
(160)    Confidential portions omitted and filed separately with the Commission.

(161)    Confidential portions omitted and filed separately with the Commission.

(162)    Confidential portions omitted and filed separately with the Commission.

(163)    Confidential portions omitted and filed separately with the Commission.

(164)    Confidential portions omitted and filed separately with the Commission.

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*](165)

13.      Special provisions:

         a.       [*](166)

         b.       Copyright notice:

                  Without limiting the provisions of Paragraph 13 of the Agreement, Licensee agrees to include on the Article, or the packaging for the Article, or the hang tag for the Article (if applicable), the following language: Based on the "Winnie The Pooh" works, copyright A.A. Milne and E.H. Shepard.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.

By: /s/ Steve Cipola                    By: /s/ E. Randall Chestnut
   ----------------------------            ------------------------------

Title: Vice President Licensing         Title: Vice President
      -------------------------               ---------------------------

Date:  April 24, 1998
     ----------------


--------
(165)    Confidential portions omitted and filed separately with the Commission.

(166)    Confidential portions omitted and filed separately with the Commission.

                          Schedule to License Agreement
                          -----------------------------


1. Schedule #5 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: WINNIE THE POOH, CHRISTOPHER ROBIN, PIGLET, RABBIT, EEYORE, TIGGER, OWL, GOPHER, KANGA, AND ROO, ALL IN THE STYLE AS DESIGNED BY DISNEY.

5.       Trademarks: POOH 100 ACRE COLLECTION (Adult and Juvenile brands).

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s): [*](167)

8.       (Royalty) Advance payment(s) and due date(s):

         [*](168)

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*](169)

10.      Royalty rate:

         [*](170)

11.      Articles:

         A.       Infant Bedding

                  [*](171)


--------
(167)    Confidential portions omitted and filed separately with the Commission.

(168)    Confidential portions omitted and filed separately with the Commission.

(169)    Confidential portions omitted and filed separately with the Commission.

(170)    Confidential portions omitted and filed separately with the Commission.

(171)    Confidential portions omitted and filed separately with the Commission.

         B.       Infant Accessories

                  [*](172)

         C.       Infant Blankets/Throws

                  [*](173)

         D.       Juvenile/Adult

                  [*](174)

12.      Distribution:

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*](175)

13.      Special provisions:

         a.       [*](176)

         b.       Copyright notice:

                  Without limiting the provisions of Paragraph 13 of the Agreement, Licensee agrees to include on the Article, or the packaging for the Article, or the hang tag for the Article (if applicable), the following language: Based on the "Winnie The Pooh" works, copyright A.A. Milne and E.H. Shepard.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.

By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   -----------------------------            --------------------------

Title: Vice President Licensing         Title: Vice President
     ---------------------------              ------------------------

Date:    April 24, 1998
     ---------------------------



--------
(172)    Confidential portions omitted and filed separately with the Commission.

(173)    Confidential portions omitted and filed separately with the Commission.

(174)    Confidential portions omitted and filed separately with the Commission.

(175)    Confidential portions omitted and filed separately with the Commission.

(176)    Confidential portions omitted and filed separately with the Commission.

                          Schedule to License Agreement
                          -----------------------------


1. Schedule #6 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: Characters from the stories by the late A.A. Milne entitled "Winnie The Pooh," "The House At Pooh Corner," "When We Were Very Young," and "Now We Are Six" as drawn by the late E.H. Shepard for the purpose of illustrating the stories.

5.       Trademarks:  CLASSIC POOH.

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s):  [*](177)

8.       (Royalty) Advance payment(s) and due date(s):

         [*](178)

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*](179)

10.      Royalty rate:

         [*](180)

11.      Articles:

         A.       Infant Bedding

                  [*](181)
--------

(177) Confidential portions omitted and filed separately with the Commission.

(178) Confidential portions omitted and filed separately with the Commission.

(179) Confidential portions omitted and filed separately with the Commission.

(180) Confidential portions omitted and filed separately with the Commission.

(181) Confidential portions omitted and filed separately with the Commission.

         B.       Infant Accessories

                  [*](182)

         C.       Infant Blankets/Throws

                  [*](183)

         D.       Juvenile/Adult

                  [*](184)

12.      Distribution:

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*](185)

13.      Special provisions:

         a.       [*](186)

         b.       Copyright notice:

                  Without limiting the provisions of Paragraph 13 of the Agreement, Licensee agrees to include on the Article, or the packaging for the Article, or the hang tag for the Article (if applicable), the following language: Based on the "Winnie The Pooh" works, copyright A.A. Milne and E.H. Shepard.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.

By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   -----------------------------            --------------------------

Title: Vice President Licensing         Title: Vice President
     ---------------------------              ------------------------

Date:    April 24, 1998
     ---------------------------


--------
(182) Confidential portions omitted and filed separately with the Commission.

(183) Confidential portions omitted and filed separately with the Commission.

(184) Confidential portions omitted and filed separately with the Commission.

(185) Confidential portions omitted and filed separately with the Commission.

(186) Confidential portions omitted and filed separately with the Commission.

                          Schedule to License Agreement


1. Schedule #7 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: MICKEY MOUSE, MINNIE MOUSE, DONALD DUCK, DAISY DUCK, PLUTO AND GOOFY (BUT NOT SPORT GOOFY).

5.       Trademarks: MICKEY & CO.

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s): [*]187

8.       (Royalty) Advance payment(s) and due date(s):

         [*]188

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]189

10.      Royalty rate:

         [*]190

11.      Articles:

         [*]191

12.      Distribution:

--------
187      Confidential portions omitted and filed separately with the Commission.

188      Confidential portions omitted and filed separately with the Commission.

189      Confidential portions omitted and filed separately with the Commission.

190      Confidential portions omitted and filed separately with the Commission.

191      Confidential portions omitted and filed separately with the Commission.

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*]192

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.

By: /s Steve Cipolla                    By: /s/ E. Randall Chestnut
   ------------------------------          --------------------------------

Title: Vice President Licensing         Title: Vice President
      ---------------------------             -----------------------------

Date:  April 24, 1998
     ----------------------------



------------------------------------
  (192) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #8 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: MICKEY MOUSE, MINNIE MOUSE, DONALD DUCK, DAISY DUCK, PLUTO AND GOOFY (BUT NOT SPORT GOOFY).

5.       Trademarks:  MICKEY FOR KIDS.

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s):  [*]193

8.       (Royalty) Advance payment(s) and due date(s):

         [*]194

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]195

10.      Royalty rate:

         [*]196

11.      Articles:

         [*]197



-------------------------------------------
   (193) Confidential portions omitted and filed separately with the Commission.

   (194) Confidential portions omitted and filed separately with the Commission.

   (195) Confidential portions omitted and filed separately with the Commission.

   (196) Confidential portions omitted and filed separately with the Commission.

   (197) Confidential portions omitted and filed separately with the Commission.

12.      Distribution:

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*]198

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   -------------------------------         ---------------------------------

Title: Vice President Licensing         Title: Vice President
      ----------------------------            ------------------------------

Date:  April 24, 1998
     -----------------------------



------------------------
   (198) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #9 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: MICKEY MOUSE, MINNIE MOUSE, DONALD DUCK, DAISY DUCK, PLUTO AND GOOFY (BUT NOT SPORT GOOFY).

5.       Trademarks:  MICKEY UNLIMITED.

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date(s):  [*]199

8.       (Royalty) Advance payment(s) and due date(s):

         [*]200

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]201

10.      Royalty rate:

         [*]202

11.      Articles:

         [*]203

12.      Distribution:



---------------------------
   (199) Confidential portions omitted and filed separately with the Commission.

   (200) Confidential portions omitted and filed separately with the Commission.

   (201) Confidential portions omitted and filed separately with the Commission.

   (202) Confidential portions omitted and filed separately with the Commission.

   (203) Confidential portions omitted and filed separately with the Commission.

         Licensee will sell the Articles only to the following Retailers in the Territory for resale to the public in the Territory: [*]204

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   -------------------------------         ----------------------------------

Title: Vice President Licensing         Title: Vice President
      ----------------------------            -------------------------------

Date:  April 24, 1998
     -----------------------------



--------------------------
   (204) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #10 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 1999.

4. Licensed Material: DISNEY'S MULAN characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney.

5.       Trademarks:  DISNEY'S MULAN.

6. Anticipated release date of Property: To be determined. When the actual release date of the motion picture is determined, Licensee shall be advised of such date in writing.

7.       Marketing Date:  [*]205

8.       (Royalty) Advance payment and due date:

         [*]206

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]207

10.      Royalty rate:

         [*]208

11.      Articles:

         [*]209



--------
  (205) Confidential portions omitted and filed separately with the Commission.

  (206) Confidential portions omitted and filed separately with the Commission.

  (207) Confidential portions omitted and filed separately with the Commission.

  (208) Confidential portions omitted and filed separately with the Commission.

  (209) Confidential portions omitted and filed separately with the Commission.

12.      Distribution:

         Licensee will sell the Articles only to Retailers in the Territory for resale to the public in the Territory. [*]210

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   -------------------------------         -----------------------------------

Title: Vice President Licensing          Title: Vice President
      ----------------------------            --------------------------------

Date:  April 24, 1998
     ----------------------------



-------------------------------------
  (210) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #11 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: June 30, 2000.

4. Licensed Material: DISNEY'S THE LION KING - SIMBA'S PRIDE characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney.

5.       Trademarks:  DISNEY'S THE LION KING - SIMBA'S PRIDE.

6. Anticipated release date of Property: To be determined. When the actual direct-to-home video release date is determined, Licensee shall be advised of such date in writing.

7.       Marketing Date:  [*]211

8.       (Royalty) Advance payment and due date:

         [*]212

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]213

10.      Royalty rate:

         [*]214

11.      Articles:

         [*]215

-------------------------------------
  (211) Confidential portions omitted and filed separately with the Commission.

  (212) Confidential portions omitted and filed separately with the Commission.

  (213) Confidential portions omitted and filed separately with the Commission.

  (214) Confidential portions omitted and filed separately with the Commission.

  (215) Confidential portions omitted and filed separately with the Commission.

12.      Distribution:

         Licensee will sell the Articles only to Retailers in the Territory for resale to the public in the Territory. [*]216

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   --------------------------------        -----------------------------------

Title: Vice President Licensing          Title: Vice President
      -----------------------------           --------------------------------

Date:  April 24, 1998
     ------------------------------



---------------------
  (216) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #12 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: June 30, 2000.

4. Licensed Material: A BUG'S LIFE characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney.

5.       Trademarks:  A BUG'S LIFE.

6. Anticipated release date of Property: To be determined. When the actual release date of the motion picture is determined, Licensee shall be advised of such date in writing.

7.       Marketing Date:  [*]217

8.       (Royalty) Advance payment and due date:

         [*]218

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]219

10.      Royalty rate:

         [*]220

11.      Articles:

         [*]221



-------------------------------
  (217) Confidential portions omitted and filed separately with the Commission.

  (218) Confidential portions omitted and filed separately with the Commission.

  (219) Confidential portions omitted and filed separately with the Commission.

  (220) Confidential portions omitted and filed separately with the Commission.

  (221) Confidential portions omitted and filed separately with the Commission.

12.      Distribution:

         Licensee will sell the Articles only to Retailers in the Territory for resale to the public in the Territory. [*]222

13.      Special Provisions:

         a.       Hang tags:

                  Hang tags must have the artwork title of the motion picture on the first line, and "A Disney/Pixar Production" on the second line.

         b.       Copyright notice:

                  Without limiting the provisions of Paragraph 13 of the Agreement, the Articles shall display a copyright notice in Disney's and Pixar Animation Studios' names (e.g., "(C) Disney Enterprises, Inc., and Pixar Animation Studios" or, if space is limited, "(C) Disney/Pixar").

         c.       Statements and Payments of Royalties:

                  In addition to the information required in Paragraph 20 of the Agreement, Licensee must separately report sales of Articles by SKU and character.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s Steve Cipolla                    By: /s/ E. Randall Chestnut
   --------------------------------        -----------------------------------

Title: Vice President Licensing         Title: Vice President
      -----------------------------           --------------------------------

Date:  April 24, 1998
     ------------------------------



-----------------------------
  (222) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #13 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: Characters from the Disney animated motion picture to be released for Summer 1999 (to be determined), but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney.

5.       Trademarks:  To be determined.

6. Anticipated release date of Property: To be determined. When the actual release date of the motion picture is determined, Licensee shall be advised of such date in writing.

7.       Marketing Date:  [*]223

8.       (Royalty) Advance payment and due date:

         [*]224

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]225

10.      Royalty rate:

         [*]226

11.      Articles:

         [*]227



--------
  (223) Confidential portions omitted and filed separately with the Commission.

  (224) Confidential portions omitted and filed separately with the Commission.

  (225) Confidential portions omitted and filed separately with the Commission.

  (226) Confidential portions omitted and filed separately with the Commission.

  (227) Confidential portions omitted and filed separately with the Commission.

12.      Distribution:

         Licensee will sell the Articles only to Retailers in the Territory for resale to the public in the Territory. [*]228

13.      Special Provisions:

         The parties recognize that due to the fact that the identity of the Property that is the subject of this Schedule is presently undetermined, certain special provisions may need to be added to this Schedule, and/or certain provisions hereof may need to be revised, based on the specific terms and conditions as may be applicable to the actual Property when determined. The parties hereby agree to amend this Schedule accordingly, at such time as the Property has been identified.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   --------------------------------        ----------------------------------

Title: Vice President Licensing         Title: Vice President
      -----------------------------           -------------------------------

Date:  April 24, 1998
     ------------------------------



--------
  (228) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #14 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: July 1, 1998.

3.       Termination date of this Schedule: June 30, 2001.

4. Licensed Material:TOY STORY II characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney.

5.       Trademarks: TOY STORY II

6. Anticipated release date of Property: To be determined. When the actual release date of the motion picture is determined, Licensee shall be advised of such date in writing.

7.       Marketing Date:  [*]229

8.       (Royalty) Advance payment and due date:

         [*]230

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]231

10.      Royalty rate:

         [*]232

11.      Articles:

         [*]233



----------------------------
  (229) Confidential portions omitted and filed separately with the Commission.

  (230) Confidential portions omitted and filed separately with the Commission.

  (231) Confidential portions omitted and filed separately with the Commission.

  (232) Confidential portions omitted and filed separately with the Commission.

  (233) Confidential portions omitted and filed separately with the Commission.

12.      Distribution:

         Licensee will sell the Articles only to Retailers in the Territory for resale to the public in the Territory. [*]234

13.      Special Provisions:

         a.       Hang tags:

                  Hang tags must have the artwork title of the motion picture on the first line, and "A Disney/Pixar Production" on the second line.

         b.       Copyright notice:

                  Without limiting the provisions of Paragraph 13 of the Agreement, the Articles shall display a copyright notice in Disney's and Pixar Animation Studios' names (e.g., "(C) Disney Enterprises, Inc., and Pixar Animation Studios" or, if space is limited, "(C) Disney/Pixar").

         c.       Statements and Payments of Royalties:

                  In addition to the information required in Paragraph 20 of the Agreement, Licensee must separately report sales of Articles by SKU and character.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   -------------------------------         ----------------------------------

Title: Vice President Licensing         Title: Vice President
      ----------------------------            -------------------------------

Date:  April 24, 1998
     -----------------------------



--------
  (234) Confidential portions omitted and filed separately with the Commission.

                         Schedule to License Agreement


1. Schedule #15 to License Agreement Dated January 1, 1998 between Disney Enterprises, Inc. and CROWN CRAFTS, INC. ("Agreement").

2.       Effective date of this Schedule: January 1, 1998.

3.       Termination date of this Schedule: December 31, 2000.

4. Licensed Material: DISNEY CLASSICS, comprised of the following properties (collectively, the "Disney Classics Properties"):

         (1) WALT DISNEY'S BAMBI characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (2) WALT DISNEY'S SLEEPING BEAUTY characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (3) WALT DISNEY'S SNOW WHITE AND THE SEVEN DWARFS characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (4) WALT DISNEY'S THE JUNGLE BOOK characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (5) WALT DISNEY'S CINDERELLA characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (6) WALT DISNEY'S DUMBO characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (7) WALT DISNEY'S LADY AND THE TRAMP characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (8) WALT DISNEY'S PINOCCHIO characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (9) WALT DISNEY'S ALICE IN WONDERLAND characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney;

         (10) WALT DISNEY'S PETER PAN characters, but only such characters and depictions of such characters, and accompanying design elements, as may be designated by Disney.

5.       Trademarks:

         WALT DISNEY'S BAMBI
         WALT DISNEY'S SLEEPING BEAUTY
         WALT DISNEY'S SNOW WHITE AND THE SEVEN DWARFS
         WALT DISNEY'S THE JUNGLE BOOK
         WALT DISNEY'S CINDERELLA
         WALT DISNEY'S DUMBO
         WALT DISNEY'S LADY AND THE TRAMP
         WALT DISNEY'S PINOCCHIO
         WALT DISNEY'S ALICE IN WONDERLAND
         WALT DISNEY'S PETER PAN

6.       Anticipated release date of Property: Not applicable.

7.       Marketing Date:  [*]235

8.       (Royalty) Advance payment(s) and due date(s):

         [*]236

9.       (Royalty) Guarantee increments during the term of this Schedule:

         [*]237

10.      Royalty rate:

         [*]238

11.      Articles:

         A.       Infant Bedding

         [*]239



-------------------------------------
  (235) Confidential portions omitted and filed separately with the Commission.

  (236) Confidential portions omitted and filed separately with the Commission.

  (237) Confidential portions omitted and filed separately with the Commission.

  (238) Confidential portions omitted and filed separately with the Commission.

  (239) Confidential portions omitted and filed separately with the Commission.

         B.       Infant Accessories

         [*]240

         C.       Infant Blankets/Throws

         [*]241

         D.       Juvenile

         [*]242

12.      Distribution:

         Licensee will sell the Articles only to Retailers in the Territory for resale to the public in the Territory; [*]243

13.      Special provisions:

         [*]244

         b.       Statements and Payments of Royalties:

                  In addition to the information requested pursuant to Paragraph 20 of the Agreement, Licensee shall report all information required under the Agreement separately by individual Character Classic Property.

When signed by both parties, this shall constitute a binding Schedule subject to the terms of the Agreement.


DISNEY ENTERPRISES, INC.                CROWN CRAFTS, INC.


By: /s/ Steve Cipolla                    By: /s/ E. Randall Chestnut
   --------------------------------        ----------------------------------

Title: Vice President Licensing         Title: Vice President
      -----------------------------           -------------------------------

Date:  April 24, 1998
     ------------------------------



--------------------------------
  (240) Confidential portions omitted and filed separately with the Commission.

  (241) Confidential portions omitted and filed separately with the Commission.

  (242) Confidential portions omitted and filed separately with the Commission.

  (243) Confidential portions omitted and filed separately with the Commission.

  (244) Confidential portions omitted and filed separately with the Commission.